UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FG Financial Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 15, 2021

October 25, 2021

To Our Stockholders:

You are cordially invited to attend our 2021 Annual Stockholders’ Meeting, which will be held at Itasca County Club, Lyons Room, 400 E Orchard St, Itasca, Illinois 60143, on December 15, 2021 at 10:00 a.m., local time, and any adjournments or postponements thereof for the following purposes:

1.	To elect to the Board of Directors the six director nominees identified in the accompanying Proxy Statement, each to serve for a term as described in the Proxy Statement;

2.	To amend the Company’s Certificate of Incorporation to:

● increase the authorized common stock (Proposal 2(A)) and
● increase the authorized preferred stock and decrease the par value of the preferred stock (Proposal 2(B));

3.	To approve the FG Financial Group, Inc. 2021 Equity Incentive Plan;

4.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2021;

5.	To consider and act upon a non-binding advisory resolution to approve the compensation of our named executive officers; and

6.	To consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on October 20, 2021 are entitled to notice of, and to vote at, the Annual Meeting.

Please read the Proxy Statement and vote your shares as soon as possible. Your vote is very important. Please complete, sign, date and return the accompanying proxy card, or follow the instructions on the card for voting by telephone or Internet. You may also attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

D. Kyle Cerminara
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON DECEMBER 15, 2021:

This Notice and the accompanying Proxy Statement are first being distributed or made available, as the case may be, on or about October 25, 2021, and the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders and Annual Report on Form 10-K for the year ended December 31, 2020 are available at

http://www.proxyvote.com.

●	INCREASE THE AUTHORIZED COMMON STOCK (PROPOSAL 2(A)) AND	16
●	INCREASE THE AUTHORIZED PREFERRED STOCK AND DECREASE THE PAR VALUE OF THE PREFERRED STOCK (PROPOSAL 2(B))	17
PROPOSAL 3 — APPROVAL OF THE FG FINANCIAL GROUP, INC. 2021 EQUITY INCENTIVE PLAN	19
PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021	27
AUDIT COMMITTEE REPORT	28
INFORMATION ABOUT OUR EXECUTIVE OFFICERS	29
COMPENSATION OF EXECUTIVE OFFICERS	29
PROPOSAL 5 — To consider and act upon a non-binding advisory resolution to approve the compensation of our Named Executive Officers	38
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	39
TRANSACTIONS WITH RELATED PERSONS	40
OTHER MATTERS	43
HOUSEHOLDING	43
STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2022 ANNUAL MEETING	43
APPENDIX A — AMENDMENT TO CERTIFICATE OF INCORPORATION	A-1
APPENDIX B — FG FINANCIAL GROUP, INC. 2021 EQUITY INCENTIVE PLAN	B-1

FG FINANCIAL GROUP, INC.

PROXY STATEMENT FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of the accompanying proxies on behalf of the Board of Directors of FG Financial Group, Inc. (the “Company”, “we”, “our” or “us”) for use at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 15, 2021 at 10:00 a.m., local time, at Itasca County Club, Lyons Room, 400 E Orchard St, Itasca, Illinois 60143, and any adjournments or postponements of the Annual Meeting.

QUESTIONS & ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

At the Annual Meeting, holders of our common stock will act upon the matters described in the Notice of Meeting accompanying this Proxy Statement, including the election of directors. You are receiving this Proxy Statement and the related form of proxy because you held shares of our common stock at the close of business on the Record Date (as defined below), and the Board of Directors of the Company (the “Board of Directors” or “Board”) is soliciting your proxy to vote at the Annual Meeting.

If you are a holder of our 8.00% Cumulative Preferred Stock, Series A (the “Series A Preferred Stock”), but do not own any of our common stock, you may vote only on Proposal 2(B). The Board is soliciting your proxy to vote with respect to this matter at the Annual Meeting.

You are invited to attend the Annual Meeting to vote on the proposals for which you may vote, as described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote your shares as described in further detail under the heading “How do I vote?” below.

When will these materials be mailed?

The notice, this Proxy Statement, and the proxy card for stockholders of record were distributed or made available, as the case may be, beginning on or about October 25, 2021, and the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at www.proxyvote.com.

Who is entitled to vote?

Stockholders of record at the close of business on October 20, 2021 (the “Record Date”) are entitled to vote in person or by proxy at the Annual Meeting. As of the Record Date, 5,051,471 shares of our common stock, and 894,580 shares of our Series A Preferred Stock, were outstanding. Each stockholder is entitled to one vote for each share of common stock or Series A Preferred Stock held on the Record Date. Holders of our Series A Preferred Stock who do not own any of our common stock may vote only on Proposal 2(B).

Stockholders do not have cumulative voting rights in the election of directors. For ten days prior to the Annual Meeting during normal business hours, a complete list of all stockholders of record will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at the Company’s offices located at 360 Central Ave., Suite 800, St. Petersburg, FL 33701. Please contact Brian Bottjer at (727) 304-5666 for information regarding providing proof of eligibility to view the list prior to visiting the Company’s offices. The list of stockholders will also be available at the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or individuals holding their duly appointed proxies, may attend the Annual Meeting. Appointing a proxy in response to our solicitation will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your shares in “street name” (in other words, through a broker, bank, or other nominee), you will need to bring a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee) to gain admittance to the Annual Meeting.

1

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a “stockholder of record.” The accompanying proxy card has been provided directly to you by the Company. You may vote by ballot at the Annual Meeting or vote by proxy. To vote by proxy, complete, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or Internet.

If your shares are held for you by a broker, bank or other nominee (that is, held in “street name”), then you are not a stockholder of record. Rather, the broker, bank or other nominee is the stockholder of record, and you are the “beneficial owner” of the shares. The accompanying voting instruction card has been forwarded to you by the broker, bank or other nominee. If you complete and properly sign the voting instruction card and return it in the appropriate envelope, or follow the instructions on the voting instruction card for voting by telephone or Internet, the broker, bank or other nominee will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee).

What constitutes a quorum?

A majority of the 5,051,471 shares of common stock outstanding on the Record Date must be represented, in person or by proxy, to provide a quorum at the Annual Meeting. In addition, with respect to Proposal 2(B), a majority of the 894,580 shares of Series A Preferred Stock outstanding on the Record Date must be represented, in person or by proxy, to enable a vote on this matter. If you vote, your shares will be part of the quorum. Shares represented by a properly executed proxy card that is marked “ABSTAIN” or returned without voting instructions will be counted as present for the purpose of determining whether the quorum requirement is satisfied. Also, shares held of record by a broker, bank or other nominee who has not received voting instructions from the beneficial owner of the shares and votes on matters without discretionary authority to do so (“broker non-votes”) will be counted as present for quorum purposes. However, although broker non-votes and abstentions are considered as present for purposes of establishing a quorum, we believe broker non-votes and abstentions will not be considered as votes cast for or against a proposal or director nominee, except that broker non-votes and abstentions will count as votes against Proposals 2(A) and 2(B). Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any postponement or adjournment thereof unless a new record date is or must be set for such postponement or adjournment).

What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to (i) elect the six director nominees named in this Proxy Statement to the Company’s Board of Directors, each to serve for a term as described in this Proxy Statement, (ii) adopt amendments to our Certificate of Incorporation increasing the authorized common stock and authorized preferred stock and decreasing the par value of the preferred stock, (iii) approve the FG Financial Group, Inc. 2021 Equity Incentive Plan, (iv) ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, (v) consider and act upon a non-binding, advisory resolution to approve the compensation of our named executive officers, and (vi) transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

How do I vote?

If you are a holder of record, you can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting and vote in person, your previously submitted proxy will be revoked and will not be counted.

You can vote by proxy using any of the following methods:

●	Voting by Telephone or Internet. If you are a holder of record, you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., Eastern Time, on December 14, 2021. Please see the proxy card for instructions on how to access the telephone and Internet voting systems.

●	Voting by Proxy Card. Each stockholder of record may vote by completing, signing, dating and promptly returning the accompanying proxy card in the self-addressed stamped envelope provided. When you return a properly executed proxy card, the shares represented by your proxy will be voted as you specify on the proxy card. Your proxy card must be received prior to the Annual Meeting to be counted.

2

The proxies named in the enclosed form of proxy and their substitutes will vote the shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face, and, where a choice is specified by means of the ballot on the form of proxy, will vote in accordance with each specification so made.

If you hold your shares in “street name,” you must either direct the broker, bank, or other nominee as to how to vote your shares, or obtain a proxy from the broker, bank, or other nominee, executed in your favor, to vote at the meeting. Please refer to the voter instruction cards provided by your broker, bank, or other nominee for specific instructions on methods of voting, including by telephone or using the Internet.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign, date and return each proxy card you receive or follow the telephone or Internet voting instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. If you are a stockholder of record, you may revoke your proxy or change your vote, regardless whether previously submitted by mail or via the Internet or by telephone, by (i) delivering a signed written notice stating that you revoke your proxy to the attention of the Corporate Secretary of the Company, at 360 Central Avenue, Suite 800, St. Petersburg, FL 33701, that bears a later date than the date of the proxy you want to revoke and is received prior to the Annual Meeting, (ii) submitting a valid, later-dated proxy via the Internet or by telephone before 11:59 p.m., Eastern Time, on December 14, 2021, or by mail that is received prior to the Annual Meeting, or (iii) attending the Annual Meeting (or, if the Annual Meeting is postponed or adjourned, attending the postponed or adjourned meeting) and voting in person, which automatically will cancel any proxy previously given, or revoking your proxy in person, but your attendance alone at the Annual Meeting will not revoke any proxy previously given.

If you hold your shares in “street name” through a broker, bank or other nominee, you must contact your broker, bank or other nominee to change your vote through new voting instructions or, if you wish to change your vote in person at the Annual Meeting, obtain a written legal proxy from the bank, broker or other nominee to vote your shares.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the filing date of this Proxy Statement, we did not know of any other matter to be raised at the Annual Meeting.

What happens if I do not submit a proxy card and do not vote by telephone or Internet or do not submit voting instructions to my broker, bank or other nominee?

If you are a stockholder of record and you neither designate a proxy nor attend the Annual Meeting, your shares will not be represented at the meeting. If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, then, under applicable rules, the broker, bank or other nominee that holds your shares in “street name” may generally vote on “routine” matters but cannot vote on “non-routine” maters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine matter”, the broker, bank or other nominee will inform the inspector of election for the Annual Meeting that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.”

3

Which voting matters are considered “routine” or “non-routine”?

We believe that Proposal 1 regarding the election of directors, Proposals 2(A) and 2(B), respectively, increasing the numbers of authorized common stock and preferred stock and reducing the par value of the preferred stock, Proposal 3 regarding the approval of the FG Financial Group, Inc. 2021 Equity Incentive Plan, and Proposal 5 regarding the non-binding, advisory resolution to approve the compensation of our named executive officers are considered “non-routine” matters under applicable rules. Therefore, a broker, bank or other nominee cannot vote on such proposals without voting instructions from the beneficial owners, and there may be broker non-votes in connection with Proposals 1, 2(A), 2(B), 3 and 5.

We believe that Proposal 4 concerning the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 is considered a “routine” matter under applicable rules. Therefore, a broker, bank or other nominee may generally vote on these matters, and there will be no broker non-votes in connection with Proposal 4.

What vote is required to approve each item? How will abstentions and broker non-votes be counted?

As to Proposal 1, election of directors, a holder of common stock may vote “FOR” the election of each of the nominees proposed by the Board, or “WITHHOLD” authority to vote for one or more of the proposed nominees. The election of a director requires the affirmative vote of a plurality of the votes properly cast on the election of directors at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. As to Proposal 1, proxies marked “WITHHOLD” and broker non-votes will have no impact on the election of directors.

With respect to Proposal 2(A), to increase the authorized common stock, a holder of common stock may vote “FOR” or “AGAINST” the proposal or “ABSTAIN” from voting on the proposal. Approval of the proposal requires the affirmative vote of holders of 66-2/3% of the outstanding common stock entitled to vote in the election of directors.

With respect to Proposal 2(B), to increase the authorized preferred stock and reduce its par value, a holder of common stock or Series A Preferred Stock may vote “FOR” or “AGAINST” the proposal or “ABSTAIN” from voting on the proposal. Approval of the proposal requires the affirmative vote of holders of 66-2/3% of the outstanding common stock entitled to vote in the election of directors and of holders of 66-2/3% of the outstanding Series A Preferred Stock. As to either Proposal 2(A) or Proposal 2(B), proxies marked “ABSTAIN” and broker non-votes will have the effect of a vote “AGAINST” the proposal.

With respect to Proposal 3, approval of the FG Financial Group, Inc. 2021 Equity Incentive Plan, a holder of common stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Approval requires an affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting. We believe that proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 3 and will have no effect on the outcome of the proposal.

With respect to Proposal 4, ratification of BDO USA, LLP as our independent registered public accounting firm, a holder of common stock may vote “FOR” or “AGAINST” ratification or “ABSTAIN” from voting on the proposal. Ratification requires an affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” will not be considered as votes cast for or against Proposal 4 and will have no effect on the outcome of the proposal.

With respect to Proposal 5, advisory approval of the compensation of our named executive officers, a holder of common stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Approval requires an affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 5 and will have no effect on the outcome of the proposal.

A holder of Series A Preferred Stock who is not also a holder of common stock may vote only on Proposal 2(B).

What are the Board’s voting recommendations?

The Board recommends a vote “FOR”:

1.	election of each of the six director nominees named in this Proxy Statement to the Board of Directors, each to serve for a term as described in the Proxy Statement;

2(A)	adoption of an amendment to the Certificate of Incorporation to increase the authorized common stock;

4

2(B)	adoption of an amendment to the Certificate of Incorporation to increase the authorized preferred stock and reduce its par value;

3.	approval of the FG Financial Group, Inc. 2021 Equity Incentive Plan;

4.	ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

5.	approval, on an advisory, non-binding basis, of the compensation of our named executive officers.

As of the date of this Proxy Statement, it is expected that Fundamental Global GP, LLC (“FG”) and its affiliates, including Ballantyne Strong, Inc. (“BTN”) and certain of our directors, will vote “FOR” approval of Proposals 1, 2(A), 2(B), 3, 4, and 5. FG, through its affiliates, is the beneficial owner of 3,032,765 shares of common stock as of the Record Date, which includes 1,038,409 shares owned by BTN and represents approximately 60.0% of the Company’s outstanding shares of common stock. D. Kyle Cerminara, Chairman of our Board, serves as Chief Executive Officer, Founder and Partner of FG, and Chairman of the board of directors of BTN.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by the Company’s directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We do not compensate them for soliciting proxies. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses. We have engaged Alliance Advisors LLC to solicit proxies and will pay approximately $6,000 for these services, in addition to reimbursement of certain expenses.

5

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of six directors, each serving a one-year term.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated D. Kyle Cerminara, Dr. Richard E. Govignon, Jr., Rita Hayes, E. Gray Payne, Larry G. Swets, Jr., and Scott D. Wollney to stand for election at the Annual Meeting, with each director holding office for a term of one year and until his or her successor has been duly elected and qualified or until his or her earlier death, retirement, resignation, or removal.

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes properly cast on the election of directors at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors, up to the maximum number of directors to be elected at the meeting. Therefore, proxies marked “WITHHOLD” and “broker non-votes” will have no impact on the election of directors. Properly executed proxies submitted pursuant to this solicitation will be voted “FOR” the election of the directors marked on the proxy, unless specified otherwise.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF D. KYLE CERMINARA, DR. RICHARD E. GOVIGNON, JR., RITA HAYES, E. GRAY PAYNE, LARRY G. SWETS, JR., AND SCOTT D. WOLLNEY, AS DIRECTORS.

The age of each director reported below is as of September 30, 2021.

Directors and Director Nominee Standing for Election:

D. Kyle Cerminara, age 44, was appointed to our Board of Directors on December 27, 2016 and became Chairman of our Board of Directors on May 11, 2018. Mr. Cerminara has over 20 years’ experience as an institutional investor, asset manager, director, chief executive, and founder and operator of multiple financial services and technology businesses. Mr. Cerminara co-founded FG in 2012, which is the Company’s largest stockholder, and serves as its Chief Executive Officer.

Mr. Cerminara is a member of the board of directors of a number of companies focused in the reinsurance, investment management, technology and communication sectors. These include Aldel Financial Inc. (NYSE: ADF), a special purpose acquisition company co-sponsored by FG, which has entered into a definitive business combination agreement with The Hagerty Group, LLC (“Hagerty”), a leading specialty insurance provider focused on the global automotive enthusiast market, since April 2021; GreenFirst Forest Products Inc. (TSXV: GFP) (formerly Itasca Capital Ltd.), a public company focused on investments in the forest products industry, since June 2016; BK Technologies Corporation (NYSE American: BKTI), a provider of two-way radio communications equipment, since July 2015; Ballantyne Strong, Inc. (NYSE American: BTN), a holding company with diverse business activities focused on serving the entertainment and retail markets, since February 2015; and Firefly Systems Inc., a venture- backed digital advertising company, since August 2020. He has also served as President of FG New America Acquisition II Corp., a special purpose acquisition company in the process of going public and focused on merging with a company in the InsureTech, FinTech, or broader financial services and insurance sectors, since February 2021.

From July 2020 to July 2021, Mr. Cerminara served as Director and President of FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition company, which merged with OppFi Inc. (NYSE: OPFI), a leading financial technology platform that powers banks to help everyday consumers gain access to credit. He was also appointed Chairman of GreenFirst Forest Products Inc. from June 2018 to June 2021. Mr. Cerminara has served as the Chairman of Ballantyne Strong, Inc. since May 2015. He also previously served as its Chief Executive Officer from November 2015 through April 2020. Mr. Cerminara was also the Chairman of BK Technologies Corporation from March 2017 until April 2020. He also served on the Board of Directors of Limbach Holdings, Inc. (Nasdaq: LMB), a company which provides building infrastructure services, from March 2019 to March 2020; Iteris, Inc. (Nasdaq: ITI), a publicly-traded, applied informatics company, from August 2016 to November 2017; Magnetek, Inc., a publicly-traded manufacturer, in 2015; and blueharbor bank, a community bank, from October 2013 to January 2020. He served as a Trustee and President of StrongVest ETF Trust, which was an open-end management investment company, from July 2016 to March 2021. Previously, Mr. Cerminara served as the Co-Chief Investment Officer of CWA Asset Management Group, LLC, a position he held from January 2013 to December 2020.

6

Prior to these roles, Mr. Cerminara was a portfolio manager at Sigma Capital Management, an independent financial adviser, from 2011 to 2012; a director and sector head of the Financials Industry at Highside Capital Management, from 2009 to 2011; and a portfolio manager and director at CR Intrinsic Investors, from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a vice president, associate portfolio manager and analyst at T. Rowe Price (Nasdaq: TROW), from 2001 to 2007, where he was named amongst Institutional Investor’s Best of the Buy Side Analysts in November 2006; and an analyst at Legg Mason from 2000 to 2001.

Mr. Cerminara received an MBA degree from the Darden Graduate School of Business at the University of Virginia and a B.S. in Finance and Accounting from the Smith School of Business at the University of Maryland, where he was a member of Omicron Delta Kappa, an NCAA Academic All American, and Co-Captain of the men’s varsity tennis team. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst (CFA) designation.

We believe Mr. Cerminara is qualified to serve on our Board as he contributes his perspective as one of the Company’s largest stockholders. He also offers to the Board valuable insights obtained through his management and operational experience and extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies.

Dr. Richard E. Govignon, Jr., age 44, has been a Partner of Dnerus Financial since June 2021. Dr. Govignon has years of experience as a corporate director/trustee in both the US and Canada and has been an investor in numerous businesses and partnerships across a wide range of industries. Dr. Govignon is a member of the board of directors of GreenFirst Forest Products, Inc. (TSXV: GFP) (formerly Itasca Capital Ltd.), a public company focused on investments in the forest products industry, since January 2019. Dr. Govignon is also a member of the board of directors of B-Scada, Inc. (OTC: SCDA), a company that is in the business of developing software and hardware products. Previously, Dr. Govignon served as a Trustee of the StrongVest ETF Trust from 2017 to 2019. Dr. Govignon has worked in the healthcare and pharmaceutical industry in various management and pharmacy positions for over 20 years, most recently with CVS Health Corporation since 2019 (and from 2013-2017), and previously with Acme Markets Inc (2017-2019) and Rite Aid Corporation (2000-2013). Dr. Govignon received a Doctor of Pharmacy from the University of the Sciences in Philadelphia and a Bachelor of Science in Pharmacy from the University of the Sciences in Philadelphia.

Rita Hayes, age 78, was appointed to our Board of Directors on January 11, 2019. Ms. Hayes has been Chair of Hayes International Advisors, LLC since 2013, where she counsels industry and institutional leaders on a range of economic, political and regulatory matters. She served as an expert for the International Chamber of Commerce’s World Business Summit in 2008. Ms. Hayes served as Deputy U.S. Trade Representative and Ambassador to the World Trade Organization (WTO), a post to which she was nominated by President Bill Clinton and unanimously confirmed by the U.S. Senate, from November 1997 through August 2001, during which time she served as Acting U.S. Trade Representative from January through March 2001. From 2001 through December 2006, she held the position of Deputy Director General of the World Intellectual Property Organization (WIPO) to which she was approved by the 184 Member States. At the conclusion of her appointment at WIPO, she served as Senior Advisor in Hogan & Hartson LLP’s Geneva, Switzerland office. Confirmed by the U.S. Senate in 1996, Ms. Hayes served from 1996 to 1997 as U.S. Chief Textile Negotiator in the Office of the U.S. Trade Representative (USTR) in Washington, D.C. From 1983 to 1992, Ms. Hayes served as Chief of Staff for two members of the U.S. Congress. Ms. Hayes received a Bachelor of Arts from the University of Georgia, an honorary degree as Doctor of Humane Letters from the College of Charleston and an honorary degree as Doctorate of Outstanding Public Service from the University of South Carolina. We believe Ms. Hayes’ extensive record of public and private service uniquely qualifies her to serve on our Board of Directors.

E. Gray Payne, age 73, was elected to our Board of Directors on May 31, 2018. He served as Senior Vice President of The Columbia Group (“TCG”) from September 2010 to September 2017, where he was responsible for managing the Marine Corps Programs Division (since September 2010) and the Navy Programs Division (since October 2013). TCG is a federal consulting firm working with the Department of Defense, the Department of Homeland Security, the National Oceanic and Atmospheric Administration, and private clients. TCG consults in the areas of logistics, acquisitions, program management, information technology, training, marine architecture and engineering, and command and control systems. Since December 2011, General Payne has also provided consulting services to and served on the Advisory Council of Marstel-Day, LLC, located in Fredericksburg, Virginia, which consults in the areas of conservation, environmental compliance, and encroachment. Prior to September 2010, General Payne was on active duty with the Marine Corps for 10 years, retiring as a Major General. His three commands as a General Officer included the Marine Corps Mobilization Command, the Marine Corps Logistics Command, and the 4th Marine Logistics Group. Prior to March 2001, he worked with a number of companies in various capacities, including as a management consultant, Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer. General Payne currently serves on the Board of Directors of BK Technologies Corporation (NYSE American: BKTI), a provider of communications equipment, since January 2017. He is a prior chairman of the Board of the Marine Corps Association and Foundation and currently serves as a Director on the Boards of VetCV (since December 2017) and the National Wildlife Refuge Association (since June 2018). He received a B.S. in Economics from North Carolina State University and a M.S. in Strategic Studies from U.S. Army War College. A member of the National Association of Corporate Directors, he has also earned the Professional Director designation from the American College of Corporate Directors. We believe General Payne’s 40 years of service in the Marine Corps, as well as over 25 years of experience in the private sector in the areas of financial management, operational improvement and strategic planning, qualify him to serve on our Board of Directors.

7

Larry G. Swets, Jr., age 46, has served as a member of our Board of Directors since November 2013 and served as our Chairman from March 2017 to May 2018. Mr. Swets has served as our Chief Executive Officer since November 2020 after serving as our interim Chief Executive Officer from June 2020 to November 2020, through a consulting agreement with Itasca Financial LLC. Mr. Swets has over 25 years of experience within financial services encompassing both non-executive and executive roles. Mr. Swets founded Itasca Financial LLC, an advisory and investment firm, in 2005, and has served as its managing member since inception. Mr. Swets founded Itasca Golf Managers, Inc., in August 2018, and serves as its President. Itasca Golf Managers, Inc. is a management services and advisory firm focused on the real estate and hospitality industries. Mr. Swets has also served as Senior Advisor to Aldel Financial Inc. (NYSE: ADF), a special purpose acquisition company, since March 2021, and as Chief Executive Officer of FG New America Acquisition II Corp., a special purpose acquisition company in the process of going public and focused on merging with a company in the Insure-Tech, Fin-Tech, or broader financial services and insurance sectors, since February 2021. Mr. Swets is also a member of the board of directors of GreenFirst Forest Products Inc. (TSXV: GFP), a public company focused on investments in the forest products industry, since June 2016; Harbor Custom Development, Inc. (Nasdaq: HCDI), since February 2020; Insurance Income Strategies Ltd., since October 2017; Alexian Brothers Foundation, since March 2018; and Unbounded Media Corporation, since June 2019.

Previously, Mr. Swets served as a director and Chief Executive Officer of FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition company which merged with OppFi Inc. (NYSE: OPFI), a leading financial technology platform that powers banks to help everyday consumers gain access to credit, from July 2020 to July 2021. Mr. Swets served as Chief Executive Officer of GreenFirst Forest Products Inc. (TSXV: GFP, formerly Itasca Capital Ltd.), from June 2016 to June 2021. Mr. Swets served as the Chief Executive Officer of Kingsway Financial Services Inc. (NYSE: KFS), from July 2010 to September 2018, including as its President, from July 2010 to March 2017. He served as Chief Executive Officer and a director of 1347 Capital Corp., a special purpose acquisition company, from April 2014 to July 2016, when the company completed its initial business combination to form Limbach Holdings, Inc. (Nasdaq: LMB). Mr. Swets also previously served as a member of the board of directors of Limbach Holdings, Inc. (Nasdaq: LMB), from July 2016 to August 2021; Kingsway Financial Services Inc. (NYSE: KFS), from September 2013 to December 2018; Atlas Financial Holdings, Inc. (Nasdaq: AFH), from December 2010 to January 2018; FMG Acquisition Corp. (Nasdaq: FMGQ), from May 2007 to September 2008; United Insurance Holdings Corp., from 2008 to March 2012; and Risk Enterprise Management Ltd., from November 2007 to May 2012.

Prior to founding Itasca Financial LLC, Mr. Swets served as an insurance company executive and advisor, including the role of director of investments and fixed income portfolio manager for Lumbermens Mutual Casualty Company, formerly known as Kemper Insurance Companies. Mr. Swets began his career in insurance as an intern in the Kemper Scholar program, in 1994. Mr. Swets earned a Master’s Degree in Finance from DePaul University, in 1999, and a Bachelor’s Degree from Valparaiso University, in 1997. He is a member of the Young Presidents’ Organization and holds the Chartered Financial Analyst (CFA) designation. We believe Mr. Swets’ qualifications to serve on our Board of Directors include many years of executive management and leadership experience in the insurance industry.

Scott D. Wollney, age 52, was appointed to our Board of Directors on March 30, 2015. Since December 2010, Mr. Wollney has served as the President, Chief Executive Officer and Director of Atlas Financial Holdings, Inc. (“Atlas”) (OTC: AFHIF), a specialty commercial automobile insurance business, which became subject to a liquidation order in the State of Illinois in August 2020, as previously disclosed by Atlas. From July 2009 until December 2010, Mr. Wollney was President and Chief Executive Officer of Kingsway America Inc. (KAI), a property and casualty holding company and subsidiary of Kingsway Financial Services Inc. From May 2008 to March 2009, he was the President and Chief Executive Officer of Lincoln General Insurance Company (a subsidiary of KAI), a property and casualty insurance company. Mr. Wollney co-founded Avalon Risk Management, Inc., an insurance broker, in 1998, and served as its President, from 2002 to 2008. Mr. Wollney has more than 26 years of experience in property and casualty insurance. During his tenure in the industry, Mr. Wollney has held executive positions at both insurance companies, as well as brokerage operations. Mr. Wollney is a MBA graduate of Northwestern University’s Kellogg School of Management with a concentration in finance and management strategy and holds a Bachelor of Arts degree from the University of Illinois. We believe Mr. Wollney’s qualifications to serve on our Board of Directors include his direct operating experience with respect to numerous disciplines which are critical to the insurance business.

Director Whose Term Expires at the Annual Meeting

Dennis A. Wong, age 52, has served as a member of our Board of Directors since August 2015. Since 2005, Mr. Wong has served as the owner of and a consultant with Insurance Resolution Group, a consulting firm focused on providing strategic advisory and financial consulting to domestic and international companies with insurance or insurance related operations. On October 13, 2020 Mr. Wong was appointed to the Board of Directors of Harbor Custom Development, Inc. (Nasdaq: HCDI) and serves as the chair of its audit committee. From 1997 to 2005, Mr. Wong worked in a variety of corporate roles with Lumbermens Mutual Casualty Company, formerly known as Kemper Insurance, including as Chief Financial Officer of its international operations. From 1991 to 1997, Mr. Wong worked as a public accountant with KPMG LLP, where he specialized in accounting and operational advisory services for the insurance industry. Mr. Wong obtained a Bachelor of Arts degree in Economics with an Accountancy Cognate from the University of Illinois. Mr. Wong is a Certified Public Accountant. We believe Mr. Wong’s qualifications to serve on our Board of Directors include his insurance industry experience, as well as his experience as an auditor for various insurance companies.

8

CORPORATE GOVERNANCE

Board Diversity

We recognize the value of diversity at the Board level and believe that our Board currently comprises an appropriate mix of background, diversity and expertise. In particular, we currently have a female director, and our directors, overall, have significant experience in a variety of industries and sectors, including, among others, the insurance industry, the financial industry, military operations and political and diplomatic operations. Although we have no formal separate written policy, our Nominating and Corporate Governance Committee is required under its charter to recommend nominees that ensure sufficient diversity of backgrounds on our Board. We believe that the diversity of our directors enriches our Board by encouraging fresh perspectives and bringing new and valuable insights to the Board.

Board Meetings

During the year ended December 31, 2020, the Board of Directors held 16 meetings. In 2020, no director attended fewer than 75% of the total number of (i) meetings held by the Board of Directors during the period for which he or she was a director and (ii) meetings held by all committees of the Board of Directors on which he or she served (during the period that the director served). Independent members of our Board of Directors also meet in executive session without management present.

“Controlled Company” Status

As discussed under “Security Ownership of Certain Beneficial Owners and Management,” FG and affiliated entities beneficially own approximately 60% of our common stock as of the Record Date. As a result, we are a “controlled company,” or a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company, under The Nasdaq Stock Market (“Nasdaq”) rules. “Controlled companies” may elect not to comply with certain Nasdaq corporate governance requirements, including regarding independence of their directors and board committees. Currently, we have not elected to take advantage of these exemptions and are subject to the same governance standards as companies that are not “controlled companies.”

Director Independence

The Board has determined that four of its members are “independent directors” as defined under the applicable rules of Nasdaq and the Securities and Exchange Commission (the “SEC”). The four independent directors currently serving on the Board are Rita Hayes, E. Gray Payne, Scott D. Wollney and Dennis A. Wong. The Board has determined that the nominee for director, Dr. Richard E. Govignon, Jr., also is, “independent,” under those rules. In making its determination of independence, the Board of Directors considered questionnaires completed by directors and any relationships and transactions between the Company and all entities with which the directors are involved. Nasdaq’s listing rules require that the Board of Directors be comprised of a majority of independent directors.

Board Leadership Structure

Mr. Cerminara and Lewis M. Johnson served as Chairman and Co-Chairman, respectively, of the Board of Directors since May 2018. On March 12, 2021, Mr. Johnson notified the Company of his intention to resign from the Board, effective immediately. Following Mr. Johnson’s departure, Mr. Cerminara has continued to serve as Chairman of the Board. On March 23, 2020, the Board designated Mr. Cerminara as the “principal executive officer” of the Company for purposes of the Securities Exchange Act of 1934, as amended. This designation did not involve a change in Mr. Cerminara’s title or duties. Effective June 17, 2020, the Company’s Board appointed Mr. Swets, a current director of the Board, as the Company’s Interim Chief Executive Officer, and, on November 10, 2020, Mr. Swets became our permanent CEO. Mr. Swets replaced D. Kyle Cerminara as the Company’s principal executive officer, with Mr. Cerminara continuing to serve as the Chairman of the Board of the Company.

The Chairman of the Board typically presides at all meetings of the Board. The Chairman’s role also includes providing feedback on the direction and performance of the Company, setting the agenda of meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business.

9

Our Board of Directors has not established a policy on whether the same person should serve as both the principal executive officer of the Company and the Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company. Given the specific characteristics and circumstances of the Company, the Board believes that its current leadership structure will enhance and facilitate the implementation of the Company’s business strategy, including effective monitoring and objective evaluation of the Chief Executive Officer’s performance. Mr. Cerminara has been closely involved in developing the Company’s business strategy following the sale of our three insurance subsidiaries to FedNat Holding Company (“FedNat”) and has extensive management experience, including having served as Chairman of the Board since May 2018. The Board believes that these qualities uniquely qualify Mr. Cerminara to lead and facilitate informed Board discussions about the Company’s policies and operations and enable him to communicate effectively with the Board on strategic developments and other critical matters facing the Company, while also providing oversight of the Chief Executive Officer. As Chief Executive Officer, Mr. Swets is also responsible for developing the Company’s business strategy and managing its day-to-day leadership and performance.

The Board has not appointed a lead independent director at this time. Currently, the Board consists of six directors, four of whom are independent. All independent directors serve on one or more committees of the Board, are able to closely monitor the activities of the Company and meet in executive sessions without management present to discuss the Company’s business strategy and operations. Given the active involvement of all of the independent directors in the Company’s matters, the Board has determined that a lead independent director is not necessary at this time. Additionally, because the Company’s Chairman is appointed annually by the Company’s non-management directors, such directors are able to evaluate the leadership and performance of the Chairman each year.

Risk Oversight

Our Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through the three standing committees of the Board, as disclosed in the descriptions of each of the committees herein, and in the charters of each of the committees, but the full Board has retained responsibility for overall supervision of risk management efforts as they relate to the key business risks we face. Management identifies, assesses and manages the risks most critical to our operations and routinely advises our Board regarding those matters. Areas of material risk may include operational, financial, legal and regulatory, human capital, information technology and security, and strategic and reputational risks. In addition, in connection with the COVID-19 coronavirus outbreak, the Board and management have focused on our efforts to mitigate associated financial and human capital management risk exposures. Our Board satisfies its oversight responsibility through full reports by each committee chair regarding the applicable committee’s considerations and actions, as well as through regular reports directly from members of management responsible for oversight of particular risks within the Company. The Audit Committee considers and discusses financial risk exposures. The Compensation and Management Resources Committee assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance policies and the selection of prospective board members and their qualifications. In addition, General Payne, as the chair of the Nominating and Corporate Governance Committee, takes an active role in corporate governance matters. The Board believes that the leadership structure described above facilitates the Board’s oversight of risks because it allows the Board, working through its committees, to participate actively in the oversight of management actions. The Board believes that its role in risk oversight does not affect the Board’s leadership structure.

Like all businesses, we also face threats to our cybersecurity, as we are reliant upon information systems and the internet to conduct our business activities. In light of the pervasive and increasing threat from cyberattacks, the Audit Committee, with input from management, assesses the Company’s cybersecurity and other information technology risks and threats and the measures implemented by the Company to mitigate and prevent cyberattacks, and the Board receives periodic reports on the Company’s cybersecurity program.

Hedging and Pledging Policy

Under the Company’s Insider Trading Policy, all directors, officers and employees of the Company and its subsidiaries are prohibited from engaging in any hedging transactions involving Company securities or equity securities of any subsidiaries of the Company, holding Company securities in a margin account or pledging Company securities as collateral.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

There is no formal policy as to Director attendance at annual stockholders’ meetings. Ambassador Rita Hayes, as well as Messrs. Cerminara, Johnson, Payne, Swets, Wollney and Wong, attended the 2020 Annual Stockholders’ Meeting held on December 14, 2020.

10

Code of Ethics

We have adopted a code of ethics applicable to all officers, employees and directors of the Company, including our principal executive officer, principal financial officer, principal accounting officer and controller. Our code of ethics has been posted on our corporate website: www.fgfinancial.com under the heading “Governance Documents.”

Board Committees and Committee Member Independence

Our Board of Directors has an Audit Committee, a Compensation and Management Resources Committee, and a Nominating and Corporate Governance Committee. The composition of each committee as of the date of this Proxy Statement is outlined in the table and footnote below. Our Board of Directors utilizes the Nasdaq rules and independence standards in determining whether its members are independent.

	Audit Committee	Compensation and Management Resources Committee	Nominating and Corporate Governance Committee
Dennis A. Wong	C
E. Gray Payne	X	C	C
Rita Hayes			X
Scott D. Wollney	X	X	X

C	–	Indicates committee chair.

The following is a summary of the respective responsibilities of the Audit Committee, the Compensation and Management Resources Committee, and the Nominating and Corporate Governance Committee. The Board of Directors has approved and adopted a written charter for each of the committees listed, copies of which are posted on the Company’s website at www.fgfinancial.com, under the heading “Governance Documents.”

Audit Committee. The Audit Committee was appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the external auditor’s qualifications, independence, and performance, and the performance of the Company’s internal audit function. The Audit Committee’s primary duties and responsibilities are to:

●	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

●	Identify and monitor the management of the principal risks that could impact the financial reporting of the Company.

●	Monitor the integrity of the Company’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance.

●	Provide oversight of the qualifications, independence and performance of the Company’s external auditors and the appointed actuary.

●	Provide an avenue of communication among the external auditors, the appointed actuary, management and the Board.

●	Review the annual audited and quarterly financial statements with management and the external auditors.

The Audit Committee is also responsible for discussing policies with respect to risk assessment and risk management, including regularly reviewing the Company’s cybersecurity and other information technology risks, controls and procedures and the Company’s plans to mitigate cybersecurity risks and respond to data breaches.

11

Audit committee members must meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the independence requirements of the Nasdaq listing standards and all other applicable rules and regulations. The Board of Directors has determined that Mr. Wong is the “audit committee financial expert,” as that term is defined in SEC regulations. Each member of the Audit Committee is independent and satisfies the applicable requirements for Audit Committee membership under Rule 10A-3 under the Exchange Act and the Nasdaq rules. The Audit Committee held six meetings during the year ended December 31, 2020.

Compensation and Management Resources Committee. The primary purpose of the Compensation and Management Resources Committee, (the “Compensation Committee”) is to assist the Board of Directors in discharging its responsibilities with respect to compensation of the Company’s executive officers and subsidiary presidents and to provide recommendations to the Board in connection with directors’ compensation. The Compensation Committee’s primary duties and responsibilities are to:

●	Develop guidelines for and determine the compensation and performance of the executive officers of the Company (in the case of the Chief Executive Officer’s compensation, without the Chief Executive Officer being present).

●	Recommend to the Board incentive and equity-based plans and administer such plans, oversee compliance with the requirements under the Nasdaq listing standards that stockholders of the Company approve equity incentive plans (with limited exceptions under such standards), and approve grants of equity and equity-based awards.

●	Review any recommendations from the Chief Executive Officer with respect to compensation for the other executive officers, including benefits and perquisites, incentive compensation plans and equity-based plans for recommendation to the Board.

●	Oversee risks relating to the Company’s compensation policies, practices and procedures.

●	Review and discuss with management the proxy disclosures regarding executive compensation required to be included in the Company’s proxy statement and periodic reports with the SEC, each in accordance with applicable rules and regulations of the SEC and other authority.

●	Evaluate the results of the stockholder advisory vote on executive compensation when held.

●	Review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to Board with equity ownership in the Company encouraged.

The Compensation Committee receives input and recommendations from the Company’s executive officers (except with respect to such executive officer’s own compensation), but is not bound by such recommendations. These recommendations are generally based on each executive officer’s individual performance as well as his knowledge of each executive officer’s job responsibilities, seniority, expected contributions and his understanding of the competitive market for such executives. In connection with the hiring of Mr. Swets as our CEO, the Compensation Committee engaged a compensation consultant in 2020, to provide advice and comparable pay structures for chief executive officers at publicly held companies with similar characteristics to the Company. Each Compensation Committee member is independent and satisfies the applicable requirements for Compensation Committee membership under the Nasdaq rules, and is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. The Compensation Committee held five meetings during the year ended December 31, 2020.

Nominating and Corporate Governance Committee. The purpose of the Nominating and Corporate Governance Committee (the “Nominating Committee”) is to:

●	Identify, evaluate and recommend individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors.

●	Select, or recommend that the Board select the director nominees to stand for election at each annual or special meeting of stockholders of the Company in which directors will be elected or to fill vacancies on the Board.

●	Develop and recommend to the Board a set of corporate governance principles applicable to the Company, as the Committee deems appropriate.

●	Oversee the annual performance evaluation of the Board and its committees and management.

●	Otherwise take a leadership role in shaping and providing oversight of the corporate governance of the Company, including recommending directors eligible to serve on all committees of the Board.

12

Each Nominating Committee member is independent under the Nasdaq rules. The Nominating Committee held one meeting during the year ended December 31, 2020.

Although the Nominating Committee has not formulated any specific minimum qualifications that the committee believes must be met by a director-nominee that the committee recommends to the Board, the factors it will take into account will include judgement, skill, diversity, experiences with businesses and other organizations of comparable size and scope, the interplay of the candidate’s experience with the experience of other directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board. The Nominating Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees and may also seek referrals from other members of the Board, management, stockholders and other sources. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, the Nominating Committee recommends the candidate for consideration by the full Board.

The Nominating Committee will consider recommendations for directorships submitted by stockholders. Stockholders wishing to propose director candidates for consideration by the Nominating Committee may do so by writing to the Corporate Secretary of the Company and providing the information concerning the nominee and his or her proponent(s) as required by the Company’s By-Laws. The By-Laws set forth further requirements for stockholders wishing to nominate director candidates for consideration at a stockholders’ meeting including, among other things, that a stockholder must give timely written notice of such a nomination to the Corporate Secretary of the Company. See “Stockholder Proposals for Presentation at the 2022 Annual Meeting” in this Proxy Statement for more information. Candidates recommended by stockholders will be given the same consideration as all other candidates.

Stockholder Communications with the Board

Stockholders may communicate with the full Board or individual directors by submitting such communications in writing to FG Financial Group, Inc., Attn: Corporate Secretary, 360 Central Ave., Suite 800, St. Petersburg, FL 33701. The Company’s management will forward such correspondence, as appropriate. Complaints or concerns relating to our financial reporting, accounting, internal accounting controls or auditing will be referred to the Chairman of our Audit Committee.

DIRECTOR COMPENSATION

Under our director compensation program, we provide compensation to our non-employee directors. Directors who are employees of the Company do not receive compensation for their service as directors. The director compensation program in effect from September 1, 2018 to July 26, 2021 was adopted to remain competitive in attracting and retaining qualified board members and to better align director compensation to other public companies of comparable size to the Company. The terms of the program were as follows:

●	Each non-employee director receives an annual cash retainer of $50,000, paid in quarterly installments;

●	Both the Chairman and Co-Chairman of the Board receive an additional annual cash retainer of $75,000 each, paid in quarterly installments;

●	The Chairman of the Reinsurance and Risk Committee receives an additional cash retainer of $75,000, paid in quarterly installments;

●	The Chairman of the Audit Committee receives an additional cash retainer of $15,000, paid in quarterly installments;

●	The Chairman of the Compensation Committee as well as the Chairman of the Nominating Committee each receive an additional cash retainer of $5,000, paid in quarterly installments;

●	Each of the members of the Audit, Compensation, and Nominating Committees (excluding the Chairman of each of those committees), receive an additional cash retainer of $2,000, paid in quarterly installments;

13

●	Each non-employee director receives an annual grant of restricted stock units (“RSUs”) with a value of $40,000; and

●	Each non-employee director will receive reimbursement of reasonable out-of-pocket expenses for attending board and committee meetings.

Effective July 27, 2021, the Compensation Committee approved an increase in the amount of RSUs granted annually to non-employee Directors from $40,000 to $50,000 and authorized the 2021 award of the RSUs once there is sufficient stock available for issue. All other terms of the director compensation program remain unchanged. Should the Company’s stockholders approve Proposals 2(A) and 3 at the Annual Meeting, the Company anticipates issuing the 2021 award of RSUs to its non-employee directors following the Annual Meeting.

RSUs granted to our directors vest in five equal annual installments, beginning with the first anniversary of the grant date, provided that, if the director makes him or herself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated by the Board for election by stockholders, other than for good reason as determined by the Board in its discretion, then the next 20% tranche of RSUs shall vest as of the director’s last date of service as a director of the Company.

The Company’s 2018 Equity Incentive Plan (the “2018 Plan”) provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

The following table sets forth information with respect to compensation earned by each of our non-employee directors for the year ended December 31, 2020. Mr. Swets, who served as a director for all of 2020, did not receive any compensation for his service as a director for that portion of 2020 in which he concurrently served as Interim Chief Executive Officer and permanent Chief Executive Officer of the Company. For more information, see “Compensation of Executive Officers—Summary Compensation Table.”

Non-Employee Director	Fees Earned or Paid in Cash ($)(4)	Stock Awards ($)(5)	Total ($)
D. Kyle Cerminara	125,000	40,000	165,000
Lewis M. Johnson(1)	125,000	40,000	165,000
Rita Hayes	52,000	40,000	92,000
Marsha King(2)	52,000	40,000	92,000
E. Gray Payne	62,000	40,000	102,000
Larry G. Swets, Jr.(3)	62,500	–	62,500
Scott D. Wollney	56,000	40,000	96,000
Dennis A. Wong	65,000	40,000	105,000

1.	On March 12, 2021, Mr. Johnson resigned from the Company’s Board of Directors.

2.	Ms. King resigned from the Company’s Board effective December 14, 2020.

3.	Mr. Swets fees paid in cash include his pro-rata share of the $75,000 annual retainer paid to the chairman of the Reinsurance and Risk Committee, in addition to the $50,000 annual cash retainer payable to each non-employee director from January 1, 2020 through June 30, 2020. Upon his designation as Interim Chief Executive Officer on June 17, 2020, the Company discontinued any fees paid to Mr. Swets as he no longer qualified as a non-employee director.

4.	In addition to their compensation, directors are reimbursed for travel and other reasonable out-of-pocket expenses related to their attendance at Board or committee meetings, or for other travel on behalf of the Company. These expenses have not been included in the table above.

5.	Stock awards represent the aggregate grant date fair value of 8,714 RSUs granted to each non-employee director on August 12, 2020. The aggregate grant date fair value for the RSUs has been presented in the table above in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The RSUs were valued using the closing price of the Company’s common shares on Nasdaq on the grant date. The RSUs vest in five equal annual installments, beginning one year from the date of grant, provided that, if the director makes themselves available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated by the Board for election by stockholders, other than for good reason as determined by the Board in its discretion, then the next 20% tranche of RSUs shall vest as of the director’s last date of service as a director of the Company.

14

The aggregate number of stock awards and option awards outstanding for each director as of December 31, 2020 was as follows:

●	Mr. Cerminara – 20,987 RSUs
●	Mr. Johnson – 20,987 RSUs. In connection with Mr. Johnson’s resignation from the Board on March 12, 2021, the Board accelerated the vesting of these RSUs such that all RSUs vested to Mr. Johnson in 2021.
●	Ms. Hayes – 19,210 RSUs
●	General Payne – 18,321 RSUs
●	Mr. Swets – 12,273 RSUs
●	Mr. Wollney – 18,321 RSUs
●	Mr. Wong – 20,987 RSUs

2020 Grants of Restricted Stock Units

On August 12, 2020, the Compensation Committee granted 8,714 RSUs with a value of $40,000 to each of the Company’s seven non-employee directors, representing the annual grant of RSUs for the 2020 fiscal year under the director compensation program. The RSUs vest in five equal annual installments, subject to the director’s continued service on the Board, beginning with the first anniversary of the grant date.

The award agreements for each of the RSU grants made during 2020 discussed above also provide that if a director makes herself or himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated by the Board for election by stockholders, other than for good reason, as determined by the Board in its discretion, then the next 20% tranche of RSUs shall vest as of the director’s last date of service as a director of the Company. The Board’s practice has been to accelerate vesting of all of a director’s RSUs, upon the director’s termination of service.

15

PROPOSAL 2 — ADOPTION OF AMENDMENTS TO CERTIFICATE OF INCORPORATION

Proposals 2(A) and 2(B) relate to amendments to the Company’s Fourth Amended and Restated Certificate of Incorporation, as corrected and amended (the “Certificate of Incorporation”), (A) to increase the number of authorized shares of common stock from 10,000,000 to 100,000,000 shares, and (B) to increase the number of authorized shares of preferred stock from 1,000,000 to 100,000,000 shares and reduce the par value of the preferred stock from $25.00 to $0.001 per share. These proposals should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed certificate of amendment to the Certificate of Incorporation (the “Charter Amendment”) attached to this Proxy Statement as Appendix A.

Each of the proposed amendments discussed below is being voted on separately by the stockholders of the Company. Holders of Series A Preferred Stock who are not also holders common stock may vote only on the Authorized Preferred Stock Increase Amendment. Holders of common stock may vote, separately, for or against or abstain from voting upon each of the Authorized Common Stock Increase Amendment and the Authorized Preferred Stock Increase Amendment.

The Board of Directors has approved the Charter Amendment. If the proposed amendments are approved, the Charter Amendment will become effective upon filing with the Secretary of State of the State of Delaware, which is expected to occur promptly following the stockholder vote.

PROPOSAL 1(A): TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO 100,000,000 SHARES

General

Our Board of Directors has approved, subject to stockholder adoption, an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 10,000,000 to 100,000,000 shares, par value $0.001 per share, as set forth in the Charter Amendment (the “Authorized Common Stock Increase Amendment”). Our Certificate of Incorporation currently authorizes the issuance of 10,000,000 shares of common stock, par value $0.001 per share.

Purpose and Effects of the Increase in Authorized Common Stock

Our Board has determined that the Authorized Common Stock Increase Amendment is in the best interests of the Company and recommends approval by stockholders. As of the Record Date:

●	5,051,471 shares of common stock were issued and outstanding;

●	1,500,000 shares of common stock were reserved for issuance upon exercise of outstanding warrants to purchase common stock; and

●	215,325 shares of common stock were reserved for issuance upon the vesting of restricted stock units or exercise of stock options issued under our 2014 and 2018 Equity Incentive Plans.

Accordingly, as of the Record Date, an aggregate of 6,766,796 shares of common stock, out of 10,000,000 shares currently authorized, were issued and outstanding or reserved for issuance, leaving only 3,233,204 shares available for issuance.

The Board believes it is in the best interests of the Company and its stockholders to increase the number of authorized shares of its common stock to give the Company greater flexibility in considering and planning for future general corporate needs, including, but not limited to, the offer and sale of common stock in one or more public offerings or private placements, the grant of common stock or warrants, options, or convertible securities in one or more strategic transactions, stock dividends, grants under equity compensation plans, stock splits, or other general corporate transactions. The Board believes that additional authorized shares of common stock will enable the Company to take timely advantage of market conditions and favorable financing and other opportunities that may become available to the Company. The authorized but unissued shares of common stock will only be issued at the direction of the Board and, if required by applicable law or Nasdaq regulation, upon separate stockholder approval.

16

Any newly authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The Authorized Common Stock Increase Amendment will not change the number of shares of common stock issued and outstanding, nor will it have any immediate dilutive effect or change the proportionate voting power or other rights of existing holders of our common stock, none of whom have preemptive or similar rights to acquire the newly authorized shares. However, the issuance of additional authorized shares of our common stock in the future, at the direction of the Board (and generally without the requirement of stockholder approval, unless specifically required by applicable law or Nasdaq regulation), may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of our common stock. It may also adversely affect the market price of our common stock.

Adoption of the Authorized Common Stock Increase Amendment will make available common stock underlying RSUs granted to non-employee directors, as described under “Director Compensation,” and underlying the Equity Award Letter Agreement, referred to in note (1) to the New Plan Benefits table set forth under “Proposal 3 — Approval of the FG Financial Group, Inc. 2001 Equity Incentive Plan — New Plan Benefits” and “Compensation of Executive Officers — Summary Compensation Table — Executive Officer Appointments and Employment Agreements.”

PROPOSAL 2(B): TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 1,000,000 TO 100,000,000 SHARES AND REDUCE THE PAR VALUE OF THE PREFERRED STOCK

General

Our Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of our preferred stock from 1,000,000 to 100,000,000 shares and reduce the par value of our preferred stock from $25.00 to $0.001 per share (the “Authorized Preferred Stock Increase Amendment”), as set forth in the Charter Amendment. Our Certificate of Incorporation currently authorizes the issuance of 1,000,000 shares of preferred stock, par value $25.00 per share, all of which are designated as 8.00% Cumulative Preferred Stock, Series A (the “Series A Preferred Stock”). Our Board has determined that the Authorized Preferred Stock Increase Amendment is in the best interests of the Company and recommends approval by stockholders. As of the Record Date, there were 894,580 shares of Series A Preferred Stock outstanding.

Purpose and Effects of the Increase in Authorized Preferred Stock

Our Board’s objective in approving the Authorized Preferred Stock Increase Amendment to increase the number of authorized shares of our preferred stock and reduce its par value is to provide maximum flexibility with respect to future financing transactions. Preferred stock is commonly authorized by publicly traded companies and is sometimes used as a preferred means of raising capital. In some circumstances, companies, including us, have been required to utilize senior classes of securities to raise capital, with the terms of those securities being negotiated and tailored to meet the needs of both investors and issuing companies. Such senior securities often include liquidation preferences and dividend rights, conversion privileges and other rights not found in common stock. However, the current $25.00 par value would prevent us from selling any preferred stock at a price less than $25.00 per share, reducing the utility of the preferred stock. We believe it common for capital stock to have low par values, to afford financing flexibility for its issuers.

The increase of our authorized shares of preferred stock and reduce its par value will not have any immediate effect on the rights of existing stockholders. In particular, reducing the par value will not reduce the liquidation value of the Series A Preferred Stock, which will remain $25.00 per share. If the Authorized Preferred Stock Increase Amendment is adopted, and our Certificate of Incorporation is amended, our Board would be able to issue the additional shares of authorized preferred stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, as the Board may in the future establish by resolution or resolutions and by filing a certificate pursuant to the Delaware General Corporation Law (a “Preferred Stock Designation”), from time to time providing for the issuance of such preferred stock. No vote of the holders of our common stock or preferred stock, unless otherwise expressly provided in the Certificate of Incorporation or in a Preferred Stock Designation creating any series of preferred stock or to the extent the Company chooses to comply with any limiting rules of any securities exchange or quotation system on which shares of our common or preferred stock are then listed or traded, will be a prerequisite to the issuance of any shares of any series of the preferred stock authorized by and complying with the conditions of the Certificate of Incorporation, as amended.

The Authorized Preferred Stock Increase Amendment will not otherwise alter or modify the rights, preferences, privileges or restrictions of outstanding shares of our common stock and Series A Preferred Stock.

17

Anti-Takeover Effects

Although the proposed Charter Amendment is not motivated by anti-takeover concerns and is not considered by the Board to be an anti-takeover measure, the availability of additional authorized shares of common stock and preferred stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of common stock or preferred could be issued to purchasers who might side with management in opposing a takeover bid which the Board determines is not in the best interests of the Company and its stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, issuance of shares of common stock or preferred stock without further action by the stockholders may have the effect of delaying or preventing a change of control of the Company, may discourage bids for the Company’s common stock or preferred stock at a premium over the market price of the common stock or preferred stock, and may adversely affect the market price of the common stock or preferred stock, as applicable. Thus, increasing the authorized number of shares of the common stock and preferred stock could render more difficult and less likely a hostile merger, tender offer or proxy contest, assumption of control by a holder of a large block of the Company’s stock, and the possible removal of the Company’s incumbent management. We are not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of our common stock.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to appraisal rights with respect to the Authorized Common Stock Increase Amendment to increase the number of authorized shares of common stock or the Authorized Preferred Stock Increase Amendment to increase the number of authorized shares of preferred stock pursuant to the Charter Amendment.

Procedure for Implementing of the Preferred Stock Increase Amendment

If the Authorized Common Stock Increase Amendment and the Authorized Preferred Stock Increase Amendment are adopted, our Board intends to implement the Authorized Common Stock Increase Amendment and the Authorized Preferred Stock Increase Amendment by filing the Charter Amendment with the Secretary of State of the State of Delaware as contemplated by the proposed form of  “Certificate of Amendment,” attached as Appendix A.

Required Vote

The approval of the Authorized Common Stock Increase Amendment requires the affirmative vote of holders of 66-2/3% of the outstanding common stock entitled to vote in the election of directors.

The approval of the Authorized Preferred Stock Increase Amendment requires the affirmative vote of holders of (i) 66-2/3% of the outstanding common stock entitled to vote in the election of directors and (ii) 66-2/3% of the outstanding Series A Preferred Stock, each voting as a separate class.

Holders of Series A Preferred Stock who are not also holders common stock may vote only on the Authorized Preferred Stock Increase Amendment.

Holders of common stock may vote, separately, for or against or abstain from voting upon each of the Authorized Common Stock Increase Amendment and the Authorized Preferred Stock Increase Amendment. A holder of common stock who votes for or against, or abstains from voting on, the Authorized Common Stock Increase Amendment may vote for or against, or abstain from voting on, the Authorized Preferred Stock Increase Amendment and vice versa. How a holder of common stock votes on the Authorized Common Stock Increase Amendment or the Authorized Preferred Stock Increase Amendment has no bearing on how the holder may choose to vote on the other proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE —

●	“FOR” THE COMMON STOCK INCREASE AMENDMENT;
AND
●	“FOR” THE PREFERRED STOCK INCREASE AMENDMENT.

18

PROPOSAL 3 — APPROVAL OF THE FG FINANCIAL GROUP, INC. 2021 EQUITY INCENTIVE PLAN

Our Board of Directors approved the FG Financial Group, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) on October 1, 2021, subject to approval by our stockholders. We are recommending that stockholders approve the 2021 Plan because we believe that the 2021 Plan will be essential to our continued success, by allowing the Company to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of our stockholders.

If approved by our stockholders, the 2021 Plan will be the successor to the Company’s 2014 Amended and Restated Equity Incentive Plan and the Company’s 2018 Equity Incentive Plan (the “Prior Plans”). If the 2021 Plan is approved by our stockholders, no further awards will be made under the Prior Plans. However, outstanding awards granted under the Prior Plans before stockholder approval of the 2021 Plan will remain outstanding in accordance with their terms.

Stockholders are being asked to approve the 2021 Plan to authorize the issuance of up to 1,500,000 shares of our common stock pursuant to awards under the 2021 Plan. None of the shares that are available under the Prior Plans prior to stockholder approval of the 2021 Plan will be rolled over into the share reserve under the 2021 Plan.

Without stockholder approval of the 2021 Plan, we may be required to increase the cash components of our compensation program, which would inhibit our ability to align interests of our executives with those of our stockholders.

Stockholders are also being asked to approve the 2021 Plan for the following reasons:

●	To approve an annual limit of $200,000 that will apply to the grant date fair value of equity awards that may be granted to any one non-employee director under the 2021 Plan, plus the amount of cash fees paid to the non-employee director during the year; and
●	To authorize the grant of stock options that qualify for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code.

Plan Highlights

The 2021 Plan contains a number of provisions that are consistent with our compensation philosophy and designed to protect the interests of our stockholders, including the following:

Feature	Description
No “Liberal” Change in Control Definition	The 2021 Plan does not provide a “liberal” change in control definition, which means that a change in control must actually occur in order for the change in control provisions in the 2021 Plan to be triggered.

No Automatic “Single-Trigger” Vesting on a Change in Control

The 2021 Plan generally provides for “double-trigger” vesting of equity awards that are assumed in a change in control transaction, which means that awards which are assumed in the transaction generally will continue to vest based on continued service, or, if earlier, upon a termination by the Company without cause or by the participant for good reason, within two years after the change in control.

Awards that are not assumed in the transaction would vest on a “single-trigger” basis upon a change in control.

No Liberal Share Recycling	The 2021 Plan prohibits “liberal share recycling”, which means that shares used to pay the exercise price of a stock option, shares used to satisfy a tax withholding obligation with respect to any award, and shares that are repurchased by the Company with stock option proceeds will not be added back to the 2021 Plan. In addition, when a stock appreciation right is settled in shares, all of the shares underlying the stock appreciation right will be counted against the share limit of the 2021 Plan.

No Discounted Stock Options or Stock Appreciation Rights	The 2021 Plan does not permit the use of “discounted” stock options or stock appreciation rights.

19

No Re-Pricing of Stock Options or Stock Appreciation Rights; No Reload Awards	The 2021 Plan does not permit the “re-pricing” of stock options and stock appreciation rights without stockholder approval. This includes a prohibition on cash buyouts of underwater options or stock appreciation rights and “reloads” in connection with the exercise of options or stock appreciation rights.

No Dividends or Dividend Equivalents on Unvested Awards or on Stock Options/Stock Appreciation Rights	No dividends or dividend equivalents will be paid currently while awards are unvested. Instead, any dividends or dividend equivalents with respect to unvested awards will be accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, the achievement of performance goals). Additionally, no dividend equivalents will be granted with respect to any shares underlying a stock option or stock appreciation right.

A summary of the material terms of the 2021 Plan is provided below, and the complete text of the 2021 Plan is attached as Appendix B to this Proxy Statement. The following summary of the 2021 Plan does not purport to be complete and is qualified in its entirety by reference to Appendix B.

Summary of the Plan

Awards and Term of the Plan

Awards granted under the 2021 Plan may be in the form of stock options (which may be incentive stock options or nonqualified stock options), stock appreciation rights (or “SARs”), restricted shares, restricted share units, and other share-based awards. No awards may be made under the 2021 Plan after September 30, 2031 or such earlier date as the Board of Directors may terminate the 2021 Plan.

Administration

The 2021 Plan will be administered by the Compensation and Management Resources Committee of the Board of Directors (the “Compensation Committee”), or by such other committee or subcommittee as may be appointed by our Board, and which consists entirely of two or more individuals who are “non-employee directors,” within the meaning of Rule 16b-3 under the Exchange Act, and “independent directors,” within the meaning of applicable stock exchange rules. The Compensation Committee can make rules and regulations and establish such procedures for the administration of the 2021 Plan as it deems appropriate and may delegate any of its authority to one or more directors or employees, to the extent permitted by applicable laws. Our Board of Directors also reserves the authority to administer and issue awards under the 2021 Plan.

Eligibility

The 2021 Plan provides for awards to our non-employee directors and to employees and consultants of the Company and our subsidiaries who are selected by the Compensation Committee, except that incentive stock options may only be granted to our employees and employees of our subsidiaries. It is currently anticipated that approximately seven employees , five non-employee directors, and five consultants will be eligible for awards under the 2021 Plan, at the discretion of the Compensation Committee.

Shares Available

The maximum number of shares that may be issued or transferred with respect to awards under the 2021 Plan is 1,500,000 shares, subject to adjustment in certain circumstances as described below. Shares issued under the 2021 Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares underlying awards that are settled in cash or that terminate or are forfeited, cancelled, or surrendered without the issuance of shares generally will again be available for issuance under the 2021 Plan. However, shares used to pay the exercise price of stock options, shares repurchased by the Company with stock option proceeds, and shares used to pay withholding taxes upon exercise, vesting or payment of an award, will not be added back to the share reserve under the 2021 Plan. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2021 Plan, regardless of the number of shares used to settle the SAR.

20

Shares subject to awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company will not count against the share limit above, except as may be required by the rules and regulations of any stock exchange or trading market.

Non-Employee Director Award Limit

The 2021 Plan provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

Stock Options

Subject to the terms and provisions of the 2021 Plan, options to purchase shares may be granted to eligible individuals at any time and from time to time as determined by the Compensation Committee. Options may be granted as incentive stock options (all of the shares available for issuance under the 2021 Plan may be issued pursuant to incentive stock options), or as non-qualified stock options. Subject to the limits provided in the 2021 Plan, the Compensation Committee or its delegate will determine the number of options granted to each recipient. Each option grant will be evidenced by a stock option agreement that specifies whether the options are intended to be incentive stock options or non-qualified stock options and such additional limitations, terms and conditions as the Compensation Committee may determine.

The exercise price for each stock option may not be less than 100% of the fair market value of a share on the date of grant, and each stock option shall have a term no longer than 10 years. As of October 20, 2021, the closing price of our common stock as reported on The Nasdaq Stock Market was $4.90 per share. The method of exercising a stock option granted under the 2021 Plan will be set forth in the applicable award agreement and may include payment of cash or cash equivalent, tender of previously acquired shares with a fair market value equal to the exercise price, a cashless exercise (including withholding of shares otherwise deliverable on exercise or a broker-assisted arrangement as permitted by applicable laws), a combination of the foregoing methods, or any other method approved by the Compensation Committee in its discretion.

The grant of a stock option does not accord the recipient any of the rights of a stockholder, and such rights accrue only after the exercise of the stock option and the registration of shares in the recipient’s name.

Stock Appreciation Rights

The Compensation Committee in its discretion may grant SARs under the 2021 Plan. A SAR entitles the holder to receive from us upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR shall have a term no longer than 10 years.

We may make payment in settlement of the exercise of a SAR by delivering shares, cash or a combination of stock and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine.

Restricted Shares

Under the 2021 Plan, the Compensation Committee may grant or sell restricted shares to plan participants (i.e., shares that are subject to a substantial risk of forfeiture based on continued service and/or the achievement of performance objectives and that are subject to restrictions on transferability). Except for these restrictions and any others imposed by the Compensation Committee, upon the grant of restricted shares, the recipient will have rights of a stockholder with respect to the restricted shares, including the right to vote the restricted shares and to receive dividends and other distributions paid or made with respect to the restricted shares, except that any dividends with respect to unvested will be accumulated or reinvested in additional restricted shares until the vesting of the award. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted shares. Each award of restricted shares will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Compensation Committee may determine.

21

Restricted Share Units

Under the 2021 Plan, the Compensation Committee may grant or sell to plan participants restricted share units, which constitute an agreement to deliver shares (or an equivalent value in cash) to the participant at the end of a specified restriction period and subject to such other terms and conditions as the Compensation Committee may specify. Restricted share units are not shares and do not entitle the recipients to any of the rights of a stockholder. Restricted share units will be settled in cash or shares, in an amount based on the fair market value of a share on the settlement date. Each restricted share unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, which may include restrictions based upon the achievement of performance objectives.

Other Share-Based Awards

The 2021 Plan also provides for grants of other share-based awards under the plan, which may include unrestricted shares or time-based or performance based unit awards that are settled in shares or cash. Each other share-based award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine.

Dividend Equivalents

As determined by the Compensation Committee in its discretion, restricted share units or other share-based awards may provide the participant with a deferred and contingent right to receive dividend equivalents, either in cash or in additional shares. Any such dividend equivalents will be accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, the achievement of performance objectives). No dividend equivalents shall be granted with respect to shares underlying any stock option or SAR.

Performance Objectives

The plan provides that performance objectives may be established by the Compensation Committee in connection with any award granted under the 2021 Plan. Performance objectives may relate to the performance of the Company or one or more of our subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group or companies or a special index of companies. Any such performance objectives will be based on the achievement of one or more criteria selected by the Compensation Committee, which may include (but shall not be limited to) the following: revenue; revenue growth; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating income; pre- or after-tax income; net operating profit after taxes; economic value added (or an equivalent metric); ratio of operating earnings to capital spending; cash flow (before or after dividends); cash-flow per share (before or after dividends); net earnings; net sales; sales growth; share price performance; return on assets or net assets; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; total stockholder return; improvement in or attainment of expense levels; and improvement in or attainment of working capital levels.

Change in Control

The 2021 Plan generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2021 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without “cause”, or by the participant for “good reason”. Any stock options or SARs that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

22

To the extent outstanding awards granted under the 2021 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The Compensation Committee has the discretion to determine whether any outstanding awards granted under the 2021 Plan will be assumed by the resulting entity in connection with a change in control, and the Compensation Committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The Compensation Committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2021 Plan, a “change in control” generally includes (a) the acquisition of 50% or more of the company’s common stock; (b) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; or (c) the complete liquidation or dissolution of the Company. The full definition of “change in control” is set out in the 2021 Plan.

Whether a participant’s employment has been terminated for “cause” will be determined by the Company. Unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “cause”, as a reason for termination of a participant’s employment generally includes (a) an intentional act of fraud, embezzlement, theft or any other illegal or unethical act in connection with the performance of the participant’s duties to the Company or a subsidiary that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, or any other terminable offense under the Company’s policies and practices; (b) intentional damage to the Company’s (or a subsidiary’s) assets; (c) conviction of (or plea of nolo contendere to) any felony or other crime involving moral turpitude; (d) improper, willful and material disclosure or use of the Company’s (or a subsidiary’s) confidential information or other willful material breach of the participant’s duty of loyalty to the Company or a subsidiary; (e) a willful, material violation of the Company’s policies and procedures as set out in its employee handbook or a material violation of the Company’s code of conduct that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, monetarily or otherwise; or (f) the participant’s willful failure or refusal to follow the lawful and good faith directions of the Company or a subsidiary.

For purposes of the 2021 Plan, unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “good reason” generally includes (a) the assignment to the participant of any duties that are materially inconsistent with the Participant’s duties or responsibilities as assigned by the Company or a subsidiary, or any other action by the Company or a subsidiary that results in a material diminution in of the participant’s duties or responsibilities, unless remedied by the Company promptly after receipt of notice from the participant; or (b) any material failure by the Company or a subsidiary to comply with its agreed obligations to the participant, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company promptly after receipt of notice from the Participant.

Forfeiture and Recoupment of Awards

Awards granted under the 2021 Plan may be subject to forfeiture or recoupment as provided pursuant to any compensation recovery (or “clawback”) policy that the Company may adopt or maintain from time to time.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee will adjust the number and kind of shares that may be delivered under the 2021 Plan, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its discretion, make such an equitable, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Compensation Committee, we will always round down to a whole number of shares subject to any award. Moreover, in the event of any such transaction or event, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

23

Transferability

Except as the Compensation Committee otherwise determines, awards granted under the 2021 Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Compensation Committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative. Any award made under the 2021 Plan may provide that any shares issued as a result of the award will be subject to further restrictions on transfer.

Amendment; Prohibition on Re-Pricing

The Board of Directors may amend, alter or discontinue the 2021 Plan at any time, with stockholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without his or her consent, except for amendments made to cause the plan to comply with applicable law, stock exchange rules or accounting rules.

Except in connection with a corporate transaction, no award may be amended or otherwise subject to any action that would be treated as a “re-pricing” of such award, unless such action is approved by our stockholders.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2021 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Non-Qualified Stock Options. A participant will not recognize taxable income at the time of grant of a non-qualified stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price.

Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price.

Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by us.

Restricted Shares. A participant will not recognize taxable income at the time of grant of restricted shares, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares.

24

Restricted Share Units. A participant will not recognize taxable income at the time of grant of a restricted share unit award. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by us.

Other Share-Based Awards and Cash-Based Awards. Generally, participants will recognize taxable income at the time of payment of cash-based awards and at the time of settlement of other share-based awards (with the amount of income recognized pursuant to other share-based awards generally being equal to the amount of cash and the fair market value of any shares delivered under the award).

Tax Deductibility of Compensation Provided Under the 2021 Plan. When a participant recognizes ordinary compensation income as a result of an award granted under the 2021 Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

For example, Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1 million per year payable to certain covered employees of a public company, and the Tax Cuts and Jobs Act, which was enacted on December 22, 2017, expanded the scope of Section 162(m) in several respects, including by repealing an exemption from the $1 million deduction limit for “qualified performance-based compensation,” generally effective for taxable years beginning after December 31, 2017. As a result, except as otherwise permitted pursuant to applicable transition rules, compensation paid in 2021 or a later fiscal year to one of our covered employees generally would not be deductible by the Company to the extent that it exceeds $1 million.

Further, to the extent that compensation provided under the Plan may be deemed to be contingent upon a change in control, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the 2021 Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code. However, the Company does not warrant the tax treatment of any award under Section 409A or otherwise.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of shares under the 2021 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, after approval of the 2021 Plan by the Company’s stockholders.

New Plan Benefits

Because it is within the discretion of the Compensation Committee to determine which non-employee directors, employees and consultants will receive awards and the amount and type of such awards, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the 2021 Plan or the amount of such awards, except as set forth below:

25

NEW PLAN BENEFITS

2021 Equity Incentive Plan
	Dollar Value ($)	Number of Units
Larry G. Swets, Jr., CEO(1)	NA	370,000
Executive Group	NA	370,000
Non-Executive Director Group(2)	$250,000	NA
Non-Executive Officer Employee Group	NA	NA

(1) Pursuant to an Equity Award Letter Agreement between the Company and Mr. Swets, the Company expressed its intention to grant him 370,000 stock options, restricted shares or restricted stock units, subject to the Compensation Committee’s determination of the terms of such award(s) and Board and stockholder approval of a new equity incentive plan.

(2) RSUs valued at $50,000 to be granted to each non-employee director, as described under the caption, “Director Compensation.”

Required Vote

Approval of the 2021 Plan requires an affirmative vote of the majority of the votes properly cast at the Annual Meeting. A holder of common stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. We believe that proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against this proposal and will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2021 EQUITY INCENTIVE PLAN.

26

PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING
DECEMBER 31, 2021

At the Annual Meeting, stockholders will be asked to ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the year ending December 31, 2021. The Audit Committee of our Board of Directors has appointed BDO as our independent registered public accounting firm for the year ending December 31, 2021. BDO also served as our independent registered public accounting firm for the year ended December 31, 2020 and has served as our independent registered public accounting firm since 2012. If stockholders do not ratify the appointment of BDO, our Board may consider the selection of other independent registered public accounting firms for the year ending December 31, 2021, but will not be required to do so.

Stockholder ratification of the appointment of BDO is not required by our Certificate of Incorporation or our By-Laws. However, our Board of Directors is submitting the appointment of BDO to the stockholders for ratification as a matter of good corporate governance. Even if the appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm for 2021 if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives of BDO will not be present at the Annual Meeting.

In considering the reappointment of BDO as our independent registered public accounting firm, the Audit Committee considered BDO’s qualifications, experience, independence, tenure as our independent registered public accounting firm and its related depth of understanding of our businesses, operations and systems. The Audit Committee and the Board of Directors believe that the continued retention of BDO as our independent registered public accounting firm is in the best interests of the Company and our stockholders at this time.

Required Vote

Ratification requires an affirmative vote of holders of a majority of common stock voted at the Annual Meeting. A holder of common stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Proxies marked “ABSTAIN” will not be considered as votes cast for or against Proposal 4 and will have no effect on the outcome of the proposal. A broker, bank or other nominee who has not been furnished voting instructions from a beneficial owner will be authorized to vote on Proposal 4, as it is a “routine” matter under applicable rules. Therefore, no broker non-votes are expected in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

Principal Accountant Fees and Services

The consolidated financial statements for the years ended December 31, 2020 and 2019 have been audited by BDO, our independent registered public accounting firm. Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by BDO. Fees for all services provided by BDO were pre-approved by the Audit Committee. The following table shows the fees that we incurred for professional services rendered by BDO for 2020 and 2019.

	Year ended December 31,
	2020	2019
Audit fees(1)	$180,958	$176,330
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$180,958	$176,330

1.	Includes professional fees billed for the audits of our financial statements, the review of interim condensed financial statements, as well as other professional services that are normally provided by BDO in connection with statutory and regulatory filings or engagements.

27

AUDIT COMMITTEE REPORT

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its general oversight of the Company’s financial reporting process. The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisers as the Audit Committee deems necessary to carry out its duties and to receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Company’s management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm, BDO, is responsible for performing an independent audit of the Company’s financial statements.

The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2020 with management.

2.	The Audit Committee has discussed with BDO, the Company’s independent auditors for the year ended December 31, 2020, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

3.	The Audit Committee has received the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO its independence.

4.	Based upon the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Dennis A. Wong, Chairman

General E. Gray Payne

Scott D. Wollney

28

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Below is biographical information for our executive officers who are not directors. Biographical information regarding Mr. Swets, our Chief Executive Officer and a current director of the Board, can be found in Proposal 1.

Hassan R. Baqar, CPA, age 44, has served as our Chief Financial Officer since August 2021 through Sequoia Financial LLC (“Sequoia”), an advisory firm for which Mr. Baqar is managing member. Mr. Baqar has over 20 years of experience within financial services and other industries focused on corporate development, mergers & acquisitions, capital raising, investments and real estate transactions. Mr. Baqar has served as the founder and managing member of Sequoia since January 2019. Mr. Baqar has also served as Chief Financial Officer of Insurance Income Strategies Ltd., a Bermuda based reinsurance company, since October 2017; as a director of GreenFirst Forest Products Inc. (TSXV: GFP) (formerly Itasca Capital Ltd.), a public company focused on investments in the forest products industry, since August 2019; and as Chief Financial Officer of GreenFirst Forest Products Inc., from June 2016 to December 2020; and as a director and Chief Financial Officer of Unbounded Media Corporation, since June 2019.

Mr. Baqar has served, since January 2021, as Chief Financial Officer of Aldel Financial Inc. (NYSE: ADF), a special purpose acquisition company that has recently announced merger agreement with Hagerty, a leading specialty insurance provider focused on the global automotive enthusiast market. He has also served as Chief Financial Officer of FG New America Acquisition II Corp., a special purpose acquisition company in the process of going public and focused on merging with a company in the Insure-Tech, Fin-Tech, broader financial services and insurance sectors since February 2021. From July 2020 to July 2021, Mr. Baqar served as Chief Financial Officer of FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition company, which merged with OppFi Inc. (NYSE: OPFI), a leading financial technology platform that powers banks to help everyday consumers gain access to credit. Previously, he served as Vice President of Kingsway Financial Services Inc. (NYSE: KFS) (“Kingsway”) from January 2014 to January 2019 and as a Vice President of Kingsway’s subsidiary Kingsway America Inc. from January 2010 to January 2019. Mr. Baqar also served as Chief Financial Officer and director of 1347 Capital Corp., a special purpose acquisition company, from April 2014 to July 2016, when the company completed its initial business combination to form Limbach Holdings, Inc. (Nasdaq: LMB). Mr. Baqar has also served as a member of our Board of Directors from October 2012 to May 2015. He also served as the Chief Financial Officer of United Insurance Holdings Corp. (NYSE: UIHC), a publicly held property and casualty insurance holding company, from August 2011 to April 2012.

His previous experience also includes director of finance at Itasca Financial, LLC, from 2008 to 2009, and positions held at Lumbermens Mutual Casualty Company (a Kemper Insurance company), a diversified mutual property-casualty insurance provider, from June 2000 to April 2008, where he most recently served as a senior analyst. Mr. Baqar earned a Master’s Degree in Business Administration from Northeastern Illinois University, in 2009, and a Bachelor’s Degree in Accounting and Business Administration from Monmouth College, in 2000. He also holds a Certified Public Accountant designation.

Brian D. Bottjer, CPA, age 47, has served as our Chief Accounting Officer and Secretary, since August 2021. He has served as our Senior Vice President, since December 2019, and as our Controller, from September 2014 to August 2021. He has also served as a member of the Board of Directors and Controller of our former subsidiary, Maison Insurance Company, from June 2015 to December 2019. Prior to joining our company, Mr. Bottjer served as Principal Financial Officer and Controller of Biovest International, Inc., a biotechnology company focused on developing a cure for various types of cancer of the immune system. Mr. Bottjer has also served in various financial and regulatory reporting roles for a number of other publicly traded companies in the insurance, financial services, and retail industries. Mr. Bottjer is a certified public accountant licensed in the state of Florida, and obtained his bachelors of science degree from the State University of New York at Buffalo.

COMPENSATION OF EXECUTIVE OFFICERS

Our named executive officers for the fiscal year ended December 31, 2020 include Larry G. Swets, Jr., our Chief Executive Officer, John S. Hill, our former Executive Vice President, Chief Financial Officer and Secretary, and Brian D. Bottjer, our Senior Vice President, Chief Accounting Officer, and Secretary.

With respect to executive compensation, the primary goal of the Compensation Committee is to retain and motivate highly skilled executives by aligning their pay with the Company’s performance and stockholder returns. Our compensation consists primarily of five components: (i) base salary, (ii) an discretionary cash bonus, (iii) equity-based incentive awards, (iv) retirement benefits in the form of Company paid matching and profit sharing contributions to the Company’s 401(k) retirement plan, and (v) premiums paid by the Company on the behalf of our employees for health, dental, life and other ancillary insurance coverage.

29

Summary Compensation Table

The following table summarizes the compensation for our named executive officers for the years shown.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	All Other Compensation ($)(3)	Total ($)
Larry G. Swets, Jr.(1)	2020	77,917	–	221,933	299,850
President & Chief Executive Officer	2019	–	–	–	–
John S. Hill	2020	250,000	–	35,126	285,126
Former Executive Vice President, & Chief Financial Officer	2019	250,000	187,500	30,183	467,683
Brian D. Bottjer	2020	200,000	–	34,587	234,857
Senior Vice President, Chief Accounting Officer and Secretary	2019	184,291	175,000	36,590	395,881

(1)	From June 17, 2020 through November 10, 2020, Mr. Swets served as the Company’s Interim Chief Executive Officer, through a consulting agreement between the Company and Itasca Financial LLC, an advisory and investment firm for which Mr. Swets has served as managing member since inception. In consideration for his interim Chief Executive Officer services, the Company agreed to pay Itasca Financial LLC $46,000 per month. A total of $111,333 was paid to Itasca Financial LLC under the agreement, which has been included in other compensation in the table above. Effective November 10, 2020 Mr. Swets became the Company’s permanent CEO under an employment agreement between the Company and Mr. Swets. Under this agreement, Mr. Swets is entitled to an annual base salary of $550,000. Upon his appointment as CEO, the Company agreed to pay Itasca Financial, LLC $110,000 to terminate the existing consulting agreement with Itasca Financial LLC. The $110,000 termination fee has been included in other compensation in the table above. Salary, in the amount of $77,917 represents the pro-rata portion of Mr. Swets’ annual base salary of $550,000, for the period November 10, 2020 through December 31, 2020.

(2)	Cash bonuses for 2019 represent transaction bonuses approved by the Compensation Committee on December 1, 2019 and paid to Messrs. Hill, and Bottjer in connection with the completion of the sale of the Company’s former insurance subsidiaries to FedNat (as described further below), as well as $25,000 paid to Mr. Bottjer in January 2019, based on performance in 2018.

(3)	All other compensation represents premiums paid by the Company for 401(k) match, medical, dental, life and other ancillary insurance benefits provided to each of Messrs. Hill and Bottjer. We also paid for one private business membership for each of Messrs. Hill and Bottjer for 2019, and continued to provide this benefit to Mr. Hill in 2020, to encourage entertainment of business colleagues and customers, interactions with others within professional, business, and local communities and holding business meetings at a convenient offsite location. Mr. Swets did not receive any other compensation in the form of 401(k) match, insurance or private business memberships in 2019 or 2020.

Resignation of Chief Executive Officer

On December 2, 2019, in connection with the sale of the Company’s former insurance subsidiaries to FedNat (the “Asset Sale”), and pursuant to the employment agreement entered into with FedNat and the resignation agreement described below, Douglas N. Raucy, the Company’s then-serving President and Chief Executive Officer and a named executive officer, for 2019, resigned from all positions that he held with the Company, as of the closing of the Asset Sale, including his position as a director of the Company.

The resignation agreement entered into by Mr. Raucy with the Company provided for the accelerated vesting in full of 32,000 unvested restricted stock units held by Mr. Raucy, upon the closing of the Asset Sale, with each restricted stock unit representing one share of the Company’s common stock. The Compensation Committee of the Board had previously approved the accelerated vesting of the restricted stock units. Pursuant to the resignation agreement, the Company also paid a transaction bonus in the amount of $162,500 to Mr. Raucy, promptly following the closing of the Asset Sale.

30

Executive Officer Appointments and Employment Agreements

On December 2, 2019, the Company entered into employment agreements with Mr. Hill, then serving as Vice President, Chief Financial Officer and Secretary of the Company, and Mr. Bottjer, then serving as Controller of the Company (each, the “Employment Agreement” and collectively, the “Employment Agreements”). Effective December 2, 2019, the Board promoted Mr. Hill to Executive Vice President, Chief Financial Officer and Secretary of the Company, and Mr. Bottjer to Senior Vice President and Controller of the Company.

The Employment Agreements provided for an annual base salary of $250,000 to Mr. Hill and $200,000 to Mr. Bottjer. Mr. Bottjer’s salary was increased to $250,000, upon his appointment as Chief Accounting Officer, July 29, 2021. Commencing with respect to 2019, each of Messrs. Hill and Bottjer became eligible to receive an annual bonus, payable in cash and/or through awards based on the equity in the Company, and subject to the achievement of the performance criteria, as determined by the Compensation Committee. Pursuant to the Employment Agreements, on December 13, 2019, the Company also paid Messrs. Hill and Bottjer transaction cash bonuses of $187,500 and $150,000, respectively, which bonuses had been previously approved by the Compensation Committee and were subject to the closing of the Asset Sale. Messrs. Hill and Bottjer are also eligible to participate in the Company’s benefit programs available generally to executive employees of the Company.

In the event Mr. Bottjer is terminated by the Company without cause, the Company will pay him an amount equal to 12 months of his base salary in effect at the time of the termination or the original base salary set forth in the Employment Agreement, whichever is greater, over 12 months, in accordance with the Company’s normal payroll practices. If Mr. Bottjer is terminated for cause or voluntarily resigns, he will not be entitled to any severance under the Employment Agreement. For purposes of his Employment Agreement, “cause” exists if Mr. Bottjer (i) acts dishonestly or engages in willful misconduct, (ii) breaches his fiduciary duties, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude or (v) breaches his obligations under the Employment Agreement. The Employment Agreement contains customary non-competition and non-solicitation covenants.

Effective August 6, 2021, Mr. Hill retired from all positions with the Company. Pursuant to a separation agreement and general release entered into between the Company and Mr. Hill, the Company agreed to pay severance to Mr. Hill in the amount of $300,000, of which $99,000 is to be paid bi-monthly from August 6, 2021 through December 31, 2021, with the remainder, or $201,000 to be paid in lump-sum no later than January 17, 2022. The Company has also agreed to cover the cost of health insurance coverage for Mr. Hill through December 31, 2021. Also, on August 6, 2021, the Compensation Committee of the Board approved the immediate vesting of 17,400 RSUs previously granted to Mr. Hill. Furthermore, on August 13, 2021, the Company paid to Mr. Hill approximately $16,000, representing the balance of his unused vacation time.

On June 18, 2020, the Company entered into a consulting agreement (the “Consulting Agreement”) with Itasca Financial LLC (“Itasca Financial”), an advisory and investment firm founded by Mr. Swets in 2005, pursuant to which Mr. Swets would provide the services described on behalf of Itasca Financial. The Consulting Agreement provided that Mr. Swets act as the Company’s Interim Chief Executive Officer. In consideration for the services, the Company paid Itasca Financial $111,333 during the term of the Consulting Agreement. The Consulting Agreement was terminated on November 10, 2020, with Mr. Swets’ appointment as CEO.

In connection with Mr. Swets’ appointment as CEO, the Company entered into an executive employment agreement with Mr. Swets, dated and effective as of November 10, 2020 (the “Swets Agreement”). The Swets Agreement has a three-year term and is subject to automatic three-year renewals, unless either party provides 60 days’ prior written notice of his or its intention, as applicable, not to renew such term. Under the Swets Agreement, Mr. Swets is entitled to an annual base salary of $550,000 until such time as the Board determines future compensation based on Swets’ performance or other merit-based criteria.

In the event that the Company terminates Mr. Swets without cause, subject to Mr. Swets’ execution of a general release of waiver and claims in favor of the Company and such general release becoming fully irrevocable, Mr. Swets will be entitled to severance consisting of two years of annual base salary continuation and benefits continuation to the extent permitted by, and in accordance with, the Company’s applicable health and welfare plans. In the event that the parties mutually agree to terminate Mr. Swets’ employment regardless of the reason, subject to Mr. Swets’ execution of a general release and such general release’s becoming fully irrevocable, Mr. Swets will be entitled to severance consisting of one year of annual base salary continuation and benefits continuation to the extent permitted by, and in accordance with, the Company’s applicable health and welfare plans. The Swets Agreement also provides that Mr. Swets is subject to post-termination confidentiality covenants.

31

On January 12, 2021, in connection with Mr. Swets’ appointment as CEO, the Company entered into a Stock Option Agreement (the “Stock Option”) with Mr. Swets under the Company’s 2018 Equity Incentive Plan. The Stock Option entitles Mr. Swets to purchase up to 130,000 shares of the Company’s common stock at an exercise price of $3.38 per share. The Stock Option becomes vested and fully exercisable in 20% increments, on each anniversary of the grant date, if Mr. Swets’ remains in the continuous service of the Company through each applicable vesting date, and the Company’s book value per share has increased by 15% from the previous year. The Stock Option expires on January 11, 2031.

On January 18, 2021, Company entered into an Equity Award Letter Agreement (the “Letter Agreement”) with Mr. Swets, pursuant to which the Company clarified its intention to grant an additional 370,000 stock options, restricted shares or restricted stock units pursuant to a future award (the “Future Award”), subject to the approval of an amended and/or new equity plan, among other conditions. Specifically, under the Letter Agreement, no such Future Award may be granted until there is a determination by the Compensation Committee of the specific vesting and other terms of the award, and an amended and/or new equity plan, in a form to be prepared and reviewed by the Board, has been approved by the Board and stockholders of the Company that authorizes a sufficient number of shares of common stock to make such Future Award.

Mr. Swets will remain a director of the Company if he is continued to be elected by its stockholders and will forgo the compensation of board fees while serving as CEO.

Effective August 6, 2021, Hassan Baqar, was appointed our Chief Financial Officer. Mr. Baqar has served as a consultant to the Company since February 2019 through Sequoia Financial LLC (“Sequoia”), an advisory firm for which Mr. Baqar is managing member, at a rate of $10,833 per month. Effective August 11, 2021, the Company entered into the Second Amended and Restated Management Services Agreement (the “MSA”), between the Company and Sequoia, it being agreed that Mr. Baqar would provide the services described on behalf of Sequoia. The Agreement provides that Mr. Baqar will act as the Company’s Chief Financial Officer and will perform services and duties as required by the Company’s Board of Directors and Chief Executive Officer, to whom he shall report.

In consideration for the services, the Company has agreed to pay Sequoia $40,000 per month during the term of the MSA. The initial term of the MSA is twelve months unless terminated earlier as described below. Unless either party to the MSA provides the other with ninety days written notice, the MSA will renew for a subsequent twelve-month period. If the MSA is terminated for “Good Reason” by Mr. Baqar, payment for the remainder of the full term will be provided in lump sum to Mr. Baqar at the time of termination. The Company may terminate the MSA for “Cause,” at any time upon fifteen days’ prior written notice. Upon termination by the Company for Cause, payment will stop immediately upon the effective date of termination. If the Agreement is terminated by either party without Cause or Good Reason prior to the end of the term, payment for the remainder of the term will be provided to Mr. Baqar subject to a maximum of three months.

In addition, the Company shall pay all of Mr. Baqar’s reasonable expenses associated with the performance of the duties as Chief Financial Officer.

The MSA contains a customary confidentiality provision and a six-month post-termination of the MSA restriction against both soliciting employees and independent contractors of the Company and inducing them to terminate their relationship with the Company.

Cash Bonuses

The Company paid the following the transaction bonuses in December 2019 in connection with the completion of the Asset Sale: Mr. Hill, $187,500; Mr. Bottjer, $150,000; and Mr. Raucy, $162,500.

Retirement Benefits

Contributions to the 401(k) Plan are made up of a 100% matching contribution on the first 3% of pay and a 50% matching contribution on the next 2% of pay to the extent such contributions are not in excess of the Internal Revenue Code limits on contributions to Section 401(k) plans. Under the 401(k) Plan, the Company may make additional matching contributions or other profit-sharing contributions at its discretion. There were no discretionary contributions in 2019 or 2020.

32

2018 Equity Incentive Plan

The Company’s 2018 Equity Incentive Plan (the “2018 Plan”) replaced the Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”). No new awards will be granted under the 2014 Plan.

The objective of the 2018 Plan is to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of the Company’s stockholders. The 2018 Plan is administered by the Compensation Committee and has a term of ten years. All non-employee directors of the Company and employees and consultants of the Company and its subsidiaries designated by the Compensation Committee are eligible to participate in the 2018 Plan and to receive awards, including stock options (which may be incentive stock options or nonqualified stock options), stock appreciation rights (SARs), restricted shares, restricted share units and other share-based awards. All of the shares authorized for grant under the 2018 Plan may be issued pursuant to incentive stock options.

The maximum number of shares that may be issued or transferred with respect to awards under the 2018 Plan is 300,000 shares, subject to adjustment in certain circumstances as described below. Shares issued under the 2018 Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares underlying awards that are settled in cash or that terminate or are forfeited, cancelled, or surrendered without the issuance of shares generally will again be available for issuance under the 2018 Plan. However, shares used to pay the exercise price of stock options, shares repurchased by the Company with stock option proceeds, and shares used to pay withholding taxes upon exercise, vesting or payment of an award, will not be added back to the share reserve under the 2018 Plan. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2018 Plan, regardless of the number of shares used to settle the SAR.

Shares subject to awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company will not count against the share limit above, except as may be required by the rules and regulations of any stock exchange or trading market. The 2018 Plan provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

Equity Compensation Plan Information

The following table provides information as of December 31, 2020, with respect to the Company’s 2018 Equity Incentive Plan, under which the Company’s common stock is authorized for issuance, and the 2014 Amended and Restated Equity Incentive Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)(3)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)(3)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	148,486	$–	131,148
Equity compensation plans not approved by security holders	–	–	–
Total	148,486	$–	131,148

1.	Includes 27,464 common shares to be issued upon vesting of restricted stock units issued under our 2014 Plan and 121,022 common shares to be issued upon vesting of restricted stock units issued under the 2018 Plan.
2.	Represents shares available for future issuance under the 2018 Plan.
3.	Excludes a 130,000-share stock option granted to Mr. Swets on January 12, 2021.

33

Outstanding Equity Awards at 2020 Fiscal Year-End

The following table shows the number of outstanding equity awards that are held by our named executive officers as of December 31, 2020. Messrs. Swets and Bottjer did not hold any equity awards as of December 31, 2020, other than those stock awards listed under the caption, “Director Compensation,” which were granted to Mr. Swets prior to his appointment as Chief Executive Officer of the Company.

			Stock awards
Name	Grant Date		Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(4)	Equity incentive plan awards: Number of unearned shares, unit or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, unit or other rights that have not vested ($)(4)
John S. Hill	05/29/2015	(1)	–	–	4,000	16,880
	12/15/2017	(2)	12,800	54,016	–	–
	08/22/2018	(3)	600	2,532	–	–

(1)	Consists of 4,000 RSUs granted to Mr. Hill on May 29, 2015. Each RSU granted entitles Mr. Hill to one share of the Company’s common stock upon the vesting date of the RSU. The RSUs vest as follows: (i) 50% upon the date that the closing price of the Company’s common stock equals or exceeds $10.00 per share; and (ii) 50% upon the date that the closing price of the Company’s common stock equals or exceeds $12.00 per share. Prior to the vesting of the RSUs, Mr. Hill will not be entitled to any dividends declared on the Company’s common stock. Upon Mr. Hill’s retirement from the Company, effective August 6, 2021, all RSUs issued under this grant vested to Mr. Hill.

(2)	Consists of 32,000 RSUs granted to Mr. Hill on December 15, 2017. Each RSU granted entitles Mr. Hill to one share of the Company’s common stock upon the vesting date of the RSU. The RSUs vest 20% per year over five years following the date granted, subject to continued employment through such vesting date. Prior to the vesting of the RSUs, Mr. Hill will not be entitled to any dividends declared on the Company’s common stock. Upon Mr. Hill’s retirement from the Company, effective August 6, 2021, all RSUs issued under this grant vested to Mr. Hill.

(3)	The stock award issued to Mr. Hill on August 22, 2018 represents 1,000 RSUs entitling Mr. Hill to one share of the Company’s common stock for each RSU upon the vesting date of the RSU. The RSUs vest in five equal annual installments beginning with the first anniversary of the grant date. Upon Mr. Hill’s retirement from the Company, effective August 6, 2021, all RSUs issued under this grant vested to Mr. Hill.

(4)	The market value of unvested shares underlying the RSUs is based on $4.22, the closing market price of our common stock on December 31, 2020.

The following table sets forth information concerning the vesting of stock awards for the Company’s named executive officers during the last completed fiscal year, other than Mr. Bottjer who does not hold any stock awards. Our Chief Executive Officer, Mr. Swets, acquired 4,021 shares of the Company’s stock upon vesting of RSUs awarded to him representing a value of approximately $16,000 in 2020. However, these RSUs were granted to Mr. Swets for his service as a director of the Company, and, accordingly, have not been included in the table below. The Company’s named executive officers did not exercise any option awards during the last completed fiscal year.

Name	# of shares acquired upon vesting of stock awards (#)	Value realized upon vesting of stock awards
John S. Hill(1)	6,600	$19,736

(1) Consists of the vesting of 20%, or 6,400, shares of the 32,000 RSUs granted to Mr. Hill on December 15, 2017 as well as 20%, or 200 shares, of the 1,000 RSUs granted to Mr. Hill on August 22, 2018.

34

Potential Payments Upon Termination or Change in Control

Employment Agreements

The Employment Agreements between the Company and each of Messrs. Swets and Bottjer provide for payments by the Company in connection with a termination of employment.

In the event Messrs. Swets or Bottjer is terminated by the Company without cause, then the Company will pay Messrs. Swets or Bottjer, as applicable, 24 months and 12 months, respectively, of base salary in effect at the time of the termination or the original base salary set forth in the Employment Agreement, whichever is greater, payable by the Company over a 24-month (in the case of Mr. Swets) or 12-month (in the case of Mr. Bottjer) period in accordance with the Company’s normal payroll practices. If Messrs. Swets or Bottjer is terminated for cause or voluntarily resigns, he will not be entitled to any severance under the Employment Agreement. For purposes of their respective Employment Agreements, “cause” will exist if Messrs. Swets or Bottjer (i) acts dishonestly or engages in willful misconduct, (ii) breaches his fiduciary duties, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under the Employment Agreement. Furthermore, “cause” will exist under Mr. Swets’ employment agreement if Mr. Swet’s refuses to follow the written direction of the Board, unless such directions are, in the reasonable written opinion of legal counsel, illegal or in violation of applicable law.

In connection with Mr. Hill’s retirement effective August 6, 2021, and a separation and general release entered into between the Company and Mr. Hill, the employment agreement which previously existed between the Company and Mr. Hill was terminated.

Equity Incentive Plans

Both the 2014 Plan and 2018 Plan contain certain provisions concerning the vesting and termination of equity awards granted under the plans upon a termination of employment or upon a change in control. The Company’s award agreements entered into under each plan also contain provisions concerning the vesting and termination of the RSUs granted thereunder.

2018 Equity Incentive Plan

The 2018 Plan generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2018 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without “cause,” or by the participant for “good reason”. Any stock options or stock appreciation rights (SARs) that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

To the extent outstanding awards granted under the 2018 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The Compensation Committee has the discretion to determine whether or not any outstanding awards granted under the 2018 Plan will be assumed by the resulting entity in connection with a change in control, and the Compensation Committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The Compensation Committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2018 Plan, a “change in control” generally includes (a) the acquisition of 50% or more of the company’s common stock; (b) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; or (c) the complete liquidation or dissolution of the Company. The full definition of “change in control” is set out in the 2018 Plan.

35

Whether a participant’s employment has been terminated for “cause” will be determined by the Company. Unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “cause,” as a reason for termination of a participant’s employment generally includes (a) an intentional act of fraud, embezzlement, theft or any other illegal or unethical act in connection with the performance of the participant’s duties to the Company or a subsidiary that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, or any other terminable offense under the Company’s policies and practices; (b) intentional damage to the Company’s (or a subsidiary’s) assets; (c) conviction of (or plea of nolo contendere to) any felony or other crime involving moral turpitude; (d) improper, willful and material disclosure or use of the Company’s (or a subsidiary’s) confidential information or other willful material breach of the participant’s duty of loyalty to the Company or a subsidiary; (e) a willful, material violation of the Company’s policies and procedures as set out in its employee handbook or a material violation of the Company’s code of conduct that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, monetarily or otherwise; or (f) the participant’s willful failure or refusal to follow the lawful and good faith directions of the Company or a subsidiary.

For purposes of the 2018 Plan, unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “good reason” generally includes (a) the assignment to the participant of any duties that are materially inconsistent with the participant’s duties or responsibilities as assigned by the Company or a subsidiary, or any other action by the Company or a subsidiary that results in a material diminution in of the participant’s duties or responsibilities, unless remedied by the Company promptly after receipt of notice from the participant; or (b) any material failure by the Company or a subsidiary to comply with its agreed obligations to the participant, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company promptly after receipt of notice from the participant.

The award agreements entered into under the 2018 Plan also contain provisions concerning the vesting and termination of the awards subject to the agreements. Except as described above with respect to a change in control, un-exercisable stock options, unless otherwise provided in the applicable award agreement, are generally forfeited automatically upon termination of employment prior to a vesting date, unless (i) the Compensation Committee, in its discretion, provides for the full or partial acceleration of vesting and exercisability of the option in connection with the termination, or (ii) the termination is due to the grantee’s death or disability, in which case the unvested options will automatically become vested and exercisable upon termination. The stock options that are exercisable at the time of termination of employment expire (a) twelve months after the termination of employment by reason of death or disability or (b) three months after the termination of employment for other reasons. Upon the termination of a grantee’s employment for cause (as defined under the 2018 Plan), all of the grantee’s vested and unvested options automatically terminate. With respect to unvested restricted shares and RSUs, unless otherwise provided in the applicable award agreement, unvested restricted shares and restricted share units that have not yet vested are generally forfeited automatically in the event of the termination of the grantee’s employment for any reason prior to a vesting date, unless (i) the Compensation Committee, in its sole discretion, provides for the full or partial acceleration of vesting of the restricted shares or restricted share units, as applicable, in connection with the termination, or (ii) the termination is due to the grantee’s death or disability, in which case the unvested restricted shares or restricted share units, as applicable, will automatically become vested in full.

The Compensation Committee has the discretion to determine the form, amount and timing of each award granted under the 2018 Plan and all other terms and conditions of the award, including, without limitation, the form of the agreement evidencing the award. As such, future awards granted under the 2018 Plan may be subject to additional terms providing for accelerated vesting, pay outs or termination of the award upon a termination of employment or a change in control of the Company.

Amended and Restated 2014 Equity Incentive Plan

Under the 2014 Plan, upon a change in control of the Company, our Board of Directors (as constituted immediately prior to such change in control) may, in its discretion, (i) require that shares of the Company resulting from such change in control, or a parent corporation thereof, be substituted for some or all of the common shares subject to an outstanding award granted under the 2014 Plan, with an appropriate and equitable adjustment as shall be determined by the Board, and/or (ii) require outstanding awards granted under the 2014 Plan, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive: (1) a cash payment in an amount equal to the aggregate number of common shares then subject to the portion of any stock option surrendered multiplied by the excess, if any, of the fair market value (as defined under the 2014 Plan) of a common share as of the date of the change in control, over the exercise price per common share subject to such stock option; (2) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such change in control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (1) above; or (3) a combination of the payment of cash pursuant to clause (1) above and the issuance of shares pursuant to clause (2) above.

36

A “change in control” under the 2014 Plan generally means (i) the acquisition by any individual, entity or group of beneficial ownership of 50% or more of the then outstanding common shares or the combined voting power of the then outstanding securities of the Company, with certain exceptions; (ii) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, unless (A) the Company’s current beneficial owners retain more than 50% of the Company’s outstanding shares and combined voting power following such transaction, (B) no new individual entity or group will beneficially own 50% or more of the Company’s outstanding shares or combined voting power following such transaction, or (C) current members of the Board will constitute at least a majority of the board following such transaction; or (iii) the consummation of a plan of complete liquidation or dissolution of the Company.

The Company has RSU awards outstanding that were issued under the 2014 Plan and no outstanding stock option awards. The Company’s RSU agreements entered into with Mr. Hill and non-employee directors under the 2014 Plan generally provide that the RSUs granted thereunder remain restricted until the applicable vesting date set forth in the agreement. In the event the grantee’s employment with the Company or service on the Company’s board of directors, as applicable, is terminated due to the grantee’s death or disability (as defined under the 2014 Plan) prior to one or more of the vesting dates, all unvested RSUs will vest as of the date of death or the date the grantee is determined to be experiencing a disability. In addition, in the event the grantee’s employment with the Company or service on the Company’s board of directors, as applicable, is terminated by the Company or by the grantee for any reason other than death or disability (as defined under the 2014 Plan), all unvested RSUs granted under the agreement will be forfeited as of the date of termination.

In addition to the general provisions described above, the RSU agreements entered into by the Company in connection with the share matching arrangements for Mr. Hill and the Company’s non-employee directors (other than Mr. Wollney) on December 15, 2017 contain special acceleration and termination provisions. Specifically, the agreement for Mr. Hill provides that the vesting of the RSUs thereunder is subject to the continued employment of Mr. Hill through the applicable vesting date, with the ability of the board, in its discretion, to accelerate vesting in the event of Mr. Hill’s early retirement, and provided that Mr. Hill maintains ownership of the shares purchased through the full five-year vesting period. The agreements for the non-employee directors provide that the vesting of the RSUs granted thereunder is subject to the director’s continued service on the board through the applicable vesting date, provided that if a director makes himself available and consents to be nominated by the Company for continued service but is not nominated by the Board for election by the stockholders, other than for good reason as determined by the Board in its discretion, then such director’s RSUs will vest in full as of his last date of service as a director with the Company.

Impact of the Asset Sale and Retirement of CFO

The Asset Sale with FedNat generally did not constitute a change in control under the 2014 Plan or the 2018 Plan or the award agreements entered into thereunder; however, the Compensation Committee had the discretion to accelerate the vesting of outstanding equity awards for those employees who left employment with the Company or one of its subsidiaries in connection with the Asset Sale. Mr. Raucy, the Company’s then-serving President and Chief Executive Officer and a director as well as a named executive officer for 2019, resigned from all positions he held with the Company and its subsidiaries on December 2, 2019 in connection with the Asset Sale. In connection with his resignation, the Compensation Committee approved the accelerated vesting of RSUs granted by the Company to Mr. Raucy on December 15, 2017. Accordingly, on December 2, 2019, upon the closing of the Asset Sale, 32,000 unvested RSUs held by Mr. Raucy vested in full, with each RSU representing one share of the Company’s common stock. In addition, 12,500 unvested RSU held by Mr. Raucy, that were originally granted to him on May 29, 2015, were forfeited.

Pursuant to his resignation agreement entered into with the Company, the Company paid Mr. Raucy a transaction bonus in the amount of $162,500 promptly following the closing of the Asset Sale.

Similarly, upon the retirement of our former Chief Financial Officer, John S. Hill, effective August 6, 2021, the Compensation Committee approved the accelerated vesting of RSUs granted by the Company to Mr. Hill on May 29, 2015, December 15, 2017, and August 22, 2018. Accordingly, on August 6, 2021, 17,400 unvested RSUs held by Mr. Hill vested in full, with each RSU representing one share of the Company’s common stock.

37

PROPOSAL 5 — To consider and act upon a non-binding advisory resolution to approve the compensation of our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules promulgated by the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosures.”

This advisory say-on-pay vote on executive compensation is not binding on the Board or the Compensation Committee. However, the Board values the opinion of our stockholders and will consider the result of the vote when making future decisions regarding executive compensation. We design our executive compensation programs to implement our core objectives of attracting key leaders, motivating our executives to remain with the Company for long and productive careers, rewarding sustained financial and operating performance and leadership excellence and aligning the long-term interests of our executives with those of our stockholders. The Board believes that the policies and practices described in “Compensation of Executive Officers” are effective in achieving the Company’s goals.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Required Vote

Approval requires an affirmative vote of the majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 5 and will have no effect on the outcome of the proposal.

38

DELINQUENT SECTION 16(a) REPORTS

Under Section 16(a) of the Exchange Act, our executive officers, directors, and persons who own greater than 10% of our common stock (the “Section 16 Reporting Persons”) of the Company must file a Form 4 reporting the acquisition or disposition of the Company’s equity securities with the SEC no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply. Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year. Such persons must also file initial reports of ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder. Based solely on our review of the copies of such reports and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our Section 16 Reporting Persons were timely complied with during 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of the Record Date of October 20, 2021, by:

●	Each person (or group of affiliated persons) known by us to beneficially own more than 5% of our common stock;
●	Each of our directors, director nominees, and named executive officers; and
●	All of our current directors, director nominees, and executive officers as a group.

The number and percentages of shares beneficially owned are based on 5,051,471 common shares outstanding as of October 20, 2021. Information with respect to beneficial ownership has been furnished by each director, director nominee, executive officer and beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and requires that such persons have voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying warrants, options and RSUs held by each such person that are exercisable or vest within 60 days of the Record Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as otherwise indicated below, the address for each beneficial owner is FG Financial Group, Inc., 360 Central Ave, Suite 800, St. Petersburg, FL 33701.

	Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Shares
5% Beneficial Owners
Fundamental Global GP, LLC(1) 108 Gateway Blvd., Suite 204, Mooresville, NC 28117	3,032,765	60.0%
Kingsway Financial Services, Inc.(2) 150 Pierce Road, Itasca, IL 60143	1,500,000	22.9%
Named Executive Officers and Directors
Larry G. Swets, Jr., President, Chief Executive Officer and Director	15,199	*
Hassan R. Baqar, Chief Financial Officer	–	*
Brian D. Bottjer, Senior Vice President, Chief Accounting Officer and Secretary	–	*
D. Kyle Cerminara, Chairman of the Board(1)	3,049,690	60.4%
Rita Hayes, Director	6,990	*
E. Gray Payne, Director	8,259	*
Scott D. Wollney, Director	11,259	*
Dennis A. Wong, Director	17,092	*
Dr. Richard E. Govignon, Jr., Director nominee	–	*
Current Executive Officers and Directors as a Group (8 individuals)(3)	3,108,489	61.5%

* Less than 1.0%

1.	Fundamental Global GP, LLC (referred to in this Proxy Statement as “FG”) shares voting and dispositive power with respect to 3,032,765 shares of common stock. Fundamental Activist Fund I, LP (“FAFI”) shares voting and dispositive power with respect to 788,199 shares of common stock and also holds a call option to purchase 50,000 shares of common stock, for a purchase price of $6.00 per share, expiring at 5:00 pm, Eastern time on April 16, 2022. FGI 1347 Holdings, LP (“FGIH”), of which BK Technologies, Inc., a wholly-owned subsidiary of BK Technologies Corporation (“BKTI”), is the sole limited partner, shares voting and dispositive power with respect to 477,282 shares of common stock. Mr. Cerminara is a member of the Board of Directors of BKTI. Fundamental Global Partners Master Fund, LP (“FGPM”) shares voting and dispositive power with respect to 628,875 shares of common stock and also holds a call option to purchase 50,000 shares of common stock, for a purchase price of $6.00 per share, expiring at 5:00 pm, Eastern time on April 16, 2022. Ballantyne Strong, Inc. (“BTN”) shares voting and dispositive power with respect to 1,038,409 shares of common stock. Mr. Cerminara is Chairman of the Board of BTN. On August 1, 2021, the investment management agreements for FGPM, FAFI and FGIH were assigned to Fundamental Global GP, LLC. The investment management agreements for FGI Global Asset Allocation Master Fund, LP (“FGGM”) and Fundamental Global Capital Appreciation Fund, LP (“FGCA”) were assigned to CW Institutional, LLC and EverStar Asset Management, LLC, respectively; FG has no management authority over the 4,532 and 8,296 shares of the common stock that were previously reported by FGGM and FGCA, respectively, or the 590 shares of the Series A Preferred Stock previously reported by FGCA. Information regarding beneficial ownership of our common stock by FG and its affiliates is included herein in reliance on a Form 4 filed with the SEC on September 16, 2021. Due to their positions with FG and affiliated entities, D. Kyle Cerminara and Joseph H. Moglia may be deemed to be beneficial owners of the shares of the Company’s common stock disclosed as directly owned by FAFI, FGIH and FGPM. Due to his position with BTN, FG and affiliated entities, Mr. Cerminara may be deemed to be beneficial owner of the shares of the Company’s common stock disclosed as directly owned by BTN. The business address for Mr. Cerminara is c/o Fundamental Global GP, LLC, 108 Gateway Blvd., Suite 204, Mooresville, North Carolina 28114.

2.	1347 Advisors, LLC (“1347 Advisors”), a wholly-owned subsidiary of Kingsway Financial Services, Inc., (“KFSI”), beneficially owns warrants to purchase 1,500,000 shares of common stock. The warrants have an exercise price of $15.00 per share and expire on February 24, 2022. KFSI shares voting and dispositive power with respect to all 1,500,000 shares of common stock underlying the warrants. Information regarding beneficial ownership of our common stock by KFSI and its affiliates is included herein based on internal information and in reliance on a Schedule 13D/A filed with the SEC on March 20, 2018.

3.	Includes 3,032,765 shares reported as beneficially owned by Fundamental Global GP, LLC and its affiliates, of which Mr. Cerminara is deemed to have beneficial ownership by virtue of his positions with Fundamental Global GP, LLC, as discussed in footnote 1.

39

TRANSACTIONS WITH RELATED PERSONS

It is the responsibility of the Audit Committee or, on a case-by-case basis, a special committee created by the Board, to review and oversee proposed “related party transactions” as defined in Item 404(a) of the SEC’s Regulation S-K. These include transactions and series of similar transactions to which we were a party or will be a party, in which

●	the amounts involved exceeded or will exceed $120,000; and

●	any of our directors, director nominees, executive officers or beneficial owners of more than 5% of any class of our voting stock, or any immediate family members thereof, had or will have a direct or indirect material interest.

Below is a summary of our related party transactions between January 1, 2019 and the Record Date.

Transactions with Kingsway and its Affiliates

Prior to our initial public offering on March 31, 2014, the Company was a wholly-owned subsidiary of Kingsway America Inc. (“KAI”), which is a wholly-owned subsidiary of KFSI, a publicly owned Delaware holding company. As of the Record Date, KFSI and its affiliates beneficially owned approximately 22.9% of our outstanding shares of common stock. Larry G. Swets, Jr., our Chief Executive Officer and a member of our Board of Directors, previously held the positions of Director and Chief Executive Officer of KFSI.

Investment in Argo Management Group LLC

On April 21, 2016, KFSI completed the acquisition of Argo Management Group LLC (“Argo”). Argo’s primary business is to act as the managing member of Argo Holdings Fund I, LLC, an investment fund in which the Company has committed to invest $500,000. As of Record Date, the Company has invested $262,000 into the investment fund. The managing member of Argo, Mr. John T. Fitzgerald, was appointed as President and Chief Executive Officer of KFSI on September 5, 2018 and has served on its board of directors since April 21, 2016.

Transactions involving Fundamental Global GP, LLC and its Affiliates

Fundamental Global GP, LLC (“FG”), is, together with its affiliates, the Company’s largest stockholder. Funds managed by FG directly hold shares of our common stock and Series A Preferred Stock. Mr. Cerminara, the Chairman of our Board, is Chief Executive Officer and Co-Founder and Partner of FG.

Investment in FGI Metrolina Property Income Fund, LP

As of the Record Date, the Company has invested $4.0 million as a limited partner in FGI Metrolina Property Income Fund, LP (“Metrolina”), which invests in real estate through a real estate investment trust which is wholly owned by Metrolina. The general partner of Metrolina, FGI Metrolina GP, LLC, is managed, in part, by Mr. Cerminara, the Chairman of the Board of Directors of the Company. For the year ended December 31, 2020, the Company made approximately $80,000 in performance allocations to the general partner of Metrolina. Metrolina’s investment program is managed, in part, by FGI Funds Management LLC, an affiliate of FG.

Joint Venture Agreement

On March 31, 2020, the Company entered into the Limited Liability Company Agreement (the “LLC Agreement “) of Fundamental Global Asset Management, LLC (“FGAM”), a joint venture owned 50% by each of the Company and an affiliate of FG. The purpose of FGAM is to sponsor, capitalize and provide strategic advice to investment managers in connection with the launch and/or growth of their asset management business and the investment products they sponsor.

FGAM is governed by a Board of Managers consisting of four managers, two of which are appointed by each member of the joint venture. The Company has appointed two of its independent directors to the Board of Managers of FGAM. Certain major actions, including any decision to sponsor a new investment manager, require the prior consent of both members.

40

In September 2020, the Company provided seed capital of $5.0 million into FGAM, to capitalize FG Special Situations Fund Advisor, LLC (the “Advisor”), a Delaware limited liability company formed on September 2, 2020, and to sponsor the launch of FG Special Situations Fund, LP (the “FGSSF”), a Delaware limited partnership also formed on September 2, 2020. FGSSF is majority owned by FGAM through FGSSF’s general partner and the Advisor, both of which are ultimately controlled by Mr. Cerminara, the Chairman of the Company’s Board of Directors. Of the total $5.0 million invested, approximately $4.0 million was used by FG New America Investors, LLC (the “Sponsor”) as part of a total $8.6 million of risk capital used to launch FG New America Acquisition Corp (“FGNA”), a special purpose acquisition company, which consummated its initial public offering on October 2, 2020. On July 20, 2021, FGNA completed its definitive business combination with Opportunity Financial, LLC and began operating as OppFi Inc. (“OppFi”), with OppFi’s common stock trading on the NYSE under the ticker symbol “OPFI”. FGSSF’s specific investment consists of both class A and class A-1 interests of the Sponsor. On July 15, 2021, the Sponsor entered into a sponsor forfeiture agreement with FGNA and Opportunity Financial, LLC, under which the Sponsor agreed to forfeit a portion of FGNA Class B common stock as well as a portion of warrants to purchase FGNA Class A common stock which the Sponsor previously held. As a result, as of the Record Date, the class A and class A-1 interests represent a potential beneficial ownership of approximately 0.86 million common shares of OPFI as well as approximately 0.36 million warrants to purchase common shares of OPFI at a price of $11.50 per share. The class A and class A-1 interests have not been registered under the Securities Act of 1933, as amended, and are not transferrable except as provided for in the operating agreement of the Sponsor.

Mr. Cerminara is a manager of the Sponsor. Mr. Swets, our Chief Executive Officer, was the Chief Executive Officer and a director of FGNA, until FGNA’s business combination with OppFi. Mr. Swets is also a manager of the Sponsor. Hassan R. Baqar, our Chief Financial Officer, was the Chief Financial Officer of FGNA, until FGNA’s business combination with OppFi.

In the 2021 first quarter, the Company invested an additional $1.65 million into FGAM, which, in turn, was further invested into FGSSF. Additionally, FGSSF received outside investment of approximately $0.7 million during the quarter. This additional investment was used by FGSSF to sponsor its second SPAC via an investment of $1.0 million in Aldel Investors, LLC, the sponsor of Aldel Financial, Inc. (NYSE: ADF). On August 17, 2021, Aldel entered into a business combination agreement with The Hagerty Group, LLC, a specialty vehicle and marine insurer (“Hagerty”). Of the total $1.65 million FGSSF invested in Aldel, $1.0 million was allocated to the Company, with the remaining $0.65 million allocated to noncontrolling interests. The Company’s $1 million investment in Aldel represents the beneficial ownership of approximately 286,000 Aldel founder shares.

Mr. Swets serves as Senior Advisor to Aldel; Mr. Baqar serves as Chief Financial Officer of Aldel; and Mr. Cerminara serves as a director of Aldel; in each case, for no compensation.

Shared Services Agreement

On March 31, 2020, the Company entered into a Shared Services Agreement (the “Shared Services Agreement”) with Fundamental Global Management, LLC (“FGM”), an affiliate of FG, pursuant to which FGM provides the Company with certain services related to the day-to-day management of the Company, including assisting with regulatory compliance, evaluating the Company’s financial and operational performance, providing a management team to supplement the executive officers of the Company, and such other services consistent with those customarily performed by executive officers and employees of a public company (collectively, the “Services”). In exchange for the Services, the Company pays FGM a fee of $456,250 per quarter (the “Shared Services Fee”), plus reimbursement of expenses incurred by FGM in connection with the performance of the Services, subject to certain limitations approved by the Company’s Board of Directors or Compensation Committee from time to time.

The Shared Services Agreement has an initial term of three years, and thereafter renews automatically for successive one-year terms unless terminated in accordance with its terms. The Shared Services Agreement may be terminated by FGM or by the Company, by a vote of the Company’s independent directors, at the end of the initial or automatic renewal term upon 120 days’ notice, subject to payment by the Company of certain costs incurred by FGM to wind down the provision of Services and, in the case of a termination by the Company without cause, payment of a termination fee equal to the Shared Services Fee paid for the two quarters preceding termination.

41

Share Repurchase Transaction

On September 15, 2020, the Company entered into a Share Repurchase and Cooperation Agreement (the “Share Repurchase Agreement”) with Hale Partnership Capital Management, LLC and certain of its affiliates (collectively, the “Hale Parties”), which, prior to the transaction, owned more than 18% of our outstanding common stock (the “Share Repurchase Transaction”).

Pursuant to the Share Repurchase Agreement, the Company agreed to purchase (exclusive of any fees or expenses) all of the 1,130,152 shares of the Company’s common stock, owned, of record or beneficially, by the Hale Parties, in exchange for an aggregate of approximately $2.8 million in cash and 330,231 shares of FedNat common stock previously owned by the Company (the “FedNat Shares”) having an estimated fair value of approximately $2.7 million on September 15, 2020. As acknowledged by the Hale Parties in the Share Repurchase Agreement, that certain Standstill Agreement, dated December 2, 2019, by and between FedNat Holding Company and the Company, imposes certain restrictions in respect of the FedNat Shares transferred by the Company to the Hale Parties. FedNat Holding Company is not party to, or a third-party beneficiary of, the agreement.

The Share Repurchase Agreement contains certain customary standstill provisions that, for a period of five years commencing September 15, 2020 (the “Standstill Period”), prohibit, among other things, the Hale Parties from (i) making certain announcements regarding the Company’s transactions, (ii) soliciting proxies, (iii) acquiring ownership of any securities of the Company, (iv) advising, encouraging or influencing any vote or disposition of any securities of the Company, (v) selling securities of the Company resulting in any third party owning more than 4.9% of the outstanding shares of the Company’s common stock (subject to certain exceptions set forth in the Share Repurchase Agreement), (vi) taking actions to change or influence the Board of Directors of the Company, Company management or the direction of certain Company matters and (vii) exercising certain stockholder rights. The Company and the Hale Parties further agreed that they will not disparage each other and that they will not initiate any lawsuit, claim or proceeding with respect to any claims against the Company or any of the Hale Parties, as applicable, based on facts known as of the date of the Share Repurchase Agreement, in each case applicable during the Standstill Period, and to a mutual release of claims.

Each of the Company and the Hale Parties has the right to terminate the Share Repurchase Agreement prior to the end of the Standstill Period if (i) any of the Hale Parties, in the case of the Company, or (ii) the Company, in the case of the Hale Parties, commits a material breach of the Share Purchase Agreement and such breach is not cured within 15 days after notice is given to the breaching party.

Formation of FG SPAC Partners, LP

On January 4, 2021, FG SPAC Partners, LP (“FGSP”) was formed as a Delaware limited partnership to co-sponsor newly formed SPACs with their founders or partners. The Company is the sole managing member of the general partner of FGSP and holds an approximate 49% limited partner interest in FGSP directly and through its subsidiaries. Certain of our directors and officers also hold limited partner interests in FGSP. Our Chief Executive Officer and Director, Larry G. Swets, holds a limited partner interest through Itasca Financial LLC, an advisory and investment firm for which Mr. Swets is managing member. Hassan R. Baqar, our Chief Financial Officer, holds a limited partner interest through Sequoia Financial LLC, an advisory firm for which Mr. Baqar is managing member. The Chairman of our Board of Directors, D. Kyle Cerminara, also holds a limited partner interest through Fundamental Global, LLC, a holding company for which Mr. Cerminara is the manager and one of the members.

On January 11, 2021, FGSP purchased 1,075,000 founder shares from Aldel, for total consideration of $4,674. On March 25, 2021, FGSP entered into a forfeiture agreement with Aldel whereby FGSP agreed to transfer 575,000 of these founder shares back to Aldel at no cost. Concurrent with Aldel’s initial public offering, on April 12, 2021, FGSP also purchased 650,000 warrants at a price of $0.10 per warrant, each exercisable to purchase one share of Aldel’s Class A common stock at an exercise price of $15.00 per share (the “OTM Warrants”), for an aggregate purchase price of $65,000. In addition, the Company through its joint venture investment in FGAM and FGSSF, has invested $1.0 million in the risk capital of Aldel Investors, LLC, which represent beneficial ownership of approximately 286,000 Aldel founder shares. Altogether, the Company’s investment represents beneficial interests of approximately 533,000 Aldel founder shares and approximately 321,000 OTM Warrants. Our Chief Executive Officer and Director, Larry G. Swets, Jr., serves as senior advisor to Aldel. Hassan R. Baqar, our Chief Financial Officer, serves as chief financial officer of Aldel. The Chairman of our Board of Directors, D. Kyle Cerminara serves as a director of Aldel. None of Messrs. Swets, Baqar, or Cerminara receives any compensation in those capacities.

42

Other Transactions

We have entered into indemnification agreements with each of our directors and executive officers. These agreements provide that we will, among other things, indemnify and advance expenses to our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by us arising out of such person’s services as our director or executive officer, or any other company or enterprise to which the person provides services at our request. We believe that these agreements are necessary to attract and retain qualified persons as directors and executive officers.

As discussed above, FG, together with its affiliates, is the largest stockholder of the Company. Mr. Cerminara, Chairman of our Board, is Chief Executive Officer, Partner and Manager of FG. The funds managed by FG, including the funds that directly own shares of our common stock and Series A Preferred Stock, have agreed to indemnify FG, the principals of FG, including Mr. Cerminara, or any other person designated by FG for claims arising from Mr. Cerminara’s service on our Board, provided that a fund’s indemnity obligations are secondary to any obligations we may have with respect to Mr. Cerminara’s service on our Board.

OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders using their best judgement.

HOUSEHOLDING

The SEC has adopted a rule concerning the delivery of annual reports and proxy statements. It permits the Company, with your permission, to send a single copy of this Proxy Statement and our 2020 Annual Report to any household at which two or more of the Company’s stockholders reside. This rule is called “householding,” and its purpose is to help reduce printing and mailing costs of proxy materials. We do not “household” proxy materials to stockholders of record. However, some banks, brokers and other nominees may be participating in the practice of “householding.”

We will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement and our 2020 Annual Report to any stockholders residing at an address to which only one copy of this Proxy Statement and our 2020 Annual Report was mailed. Requests for additional copies should be directed in writing to a stockholder’s broker, bank or other nominee holding shares of our common stock for such stockholder or to the attention of our Corporate Secretary at (727) 304-5666 or in writing at 360 Central Ave., Suite 800, St. Petersburg, FL 33701. In the future, stockholders wishing to receive separate copies of our proxy statements and annual reports in the future, and stockholders sharing an address that wish to receive a single copy of our proxy statement and annual report if they are receiving multiple copies of those documents, should contact their bank, broker or other nominee record holder, or may contact our Corporate Secretary as described above.

STOCKHOLDER PROPOSALS FOR PRESENTATION
AT THE 2022 ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the 2022 Annual Meeting of Stockholders must comply with Exchange Act Rule 14a-8. The deadline for submitting such proposals is July 27, 2022, unless the date of the 2022 Annual Meeting is more than 30 days before or after the one-year anniversary date of the Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the 2022 Annual Meeting. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Stockholders wishing to submit proposals for the 2022 Annual Meeting outside the process of Exchange Act Rule 14a-8 or to nominate individuals to our Board of Directors must comply with the advance notice and other provisions of Article I, Section 4 of our By-Laws. To be timely, notice of the proposal must be received by the Secretary of the Company between August 17, 2022 and September 16, 2022; provided, however, that in the event the date of the 2022 Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after the anniversary date of our Annual Meeting, to be timely, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2022 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2022 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

Stockholder proposals should be addressed to FG Financial Group, Inc., 360 Central Ave., Suite 800., St. Petersburg, FL 33701. The specific requirements for submitting stockholder proposals are set forth in Article I, Section 4 of our By-Laws.

By Order of the Board of Directors,

/s/ D. Kyle Cerminara

D. Kyle Cerminara

Chairman of the Board

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is available without charge upon written request to: FG Financial Group, Inc., Corporate Secretary, 360 Central Ave., Suite 800., St. Petersburg, FL 33701. You may also access this Annual Report, along with all our filings made electronically with the SEC, including on Forms 10-Q and 8-K, on our website at www.fgfinancial.com.

43

APPENDIX A

CERTIFICATE OF AMENDMENT
OF
FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
FG FINANCIAL GROUP, INC.

(PURSUANT TO SECTION 242 OF
THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE)

FG Financial Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

1. The name of the corporation is FG Financial Group, Inc. The corporation was originally incorporated pursuant to the General Corporation Law on October 2, 2012 under the name Maison Insurance Holdings, Inc.

2. Article IV of the of Fourth Amended and Restated Certificate of Incorporation is hereby amended by amending and restating the first paragraph of the Article IV in its entirety to read in full as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is Two Hundred Million (200,000,000) shares, of which (i) One Hundred Million (100,000,000) shares shall be designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) One Hundred Million (100,000,000) shares shall be designated as preferred stock, par value $0.001 per share (the “Preferred Stock”), of which One Million (1,000,000) shares shall be designated as 8.00% Cumulative Preferred Stock, Series A (the “Cumulative Preferred Stock”). The capital of the outstanding Cumulative Preferred Stock in excess of the aggregate par value of such shares, resulting from this change in the par value of the Preferred Stock, shall be transferred to surplus.”

3. This Certificate of Amendment of Fourth Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of the corporation in accordance with Section 228 of the General Corporation Law

4. This Certificate of Amendment of Fourth Amended and Restated Certificate of Incorporation has been duly adopted by the Board of Directors of the corporation in accordance with the provisions of Section 242 of the General Corporation Law

IN WITNESS WHEREOF, this Certificate of Amendment of Fourth Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the corporation on _______________, 2021.

FG FINANCIAL GROUP, INC.

By:
Name:
Title:

A-1

APPENDIX B

FG FINANCIAL GROUP, INC.

2021 EQUITY INCENTIVE PLAN

1. Establishment, Purpose, Duration.

a. Establishment. FG Financial Group, Inc. (the “Company”) hereby establishes an equity compensation plan to be known as the FG Financial Group, Inc. 2021 Equity Incentive Plan (the “Plan”). The Plan is effective as of October 1, 2021 (the “Effective Date”), subject to the approval of the Plan by the stockholders of the Company (the date of such stockholder approval being the “Approval Date”). Definitions of capitalized terms used in the Plan are contained in Section 2 of the Plan.

b. Purpose. The purpose of the Plan is to attract and retain Directors, Consultants, officers and other key Employees of the Company and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

c. Duration. No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

d. Prior Plan. If the Company’s stockholders approve the Plan at the 2021 Annual Meeting of Stockholders, the 1347 Property Insurance Holdings, Inc. Amended and Restated 2018 Equity Incentive Plan (the “Prior Plan”) will terminate in its entirety effective on the Approval Date; provided that all outstanding awards under the Prior Plan as of the Approval Date shall remain outstanding and shall be administered and settled in accordance with the provisions of the Prior Plan.

2. Definitions. As used in the Plan, the following definitions shall apply.

a. “Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

b. “Approval Date” has the meaning given such term in Section 1(a).

c. “Award” means an award of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, or Other Share-Based Awards granted pursuant to the terms and conditions of the Plan.

d. “Award Agreement” means either: (a) an agreement, in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan; or (b) a statement, in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.

e. “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

f. “Board” means the Board of Directors of the Company.

B-1

g. “Cause” as a reason for a Participant’s termination of a Participant’s Continuous Service shall have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Subsidiary or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) an intentional act of fraud, embezzlement, theft or any other illegal or unethical act in connection with the performance of the Participant’s duties to the Company or a Subsidiary that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, or any other terminable offense under the Company’s policies and practices; (ii) intentional damage to the Company’s (or a Subsidiary’s) assets; (iii) conviction of (or plea of nolo contendere to) any felony or other crime involving moral turpitude; (iv) improper, willful and material disclosure or use of the Company’s (or a Subsidiary’s) confidential information or other willful material breach of the participant’s duty of loyalty to the Company or a Subsidiary; (v) a willful, material violation of the Company’s policies and procedures as set out in its employee handbook or a material violation of the Company’s code of conduct that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, monetarily or otherwise; or (vi) the participant’s willful failure or refusal to follow the lawful and good faith directions of the Company or a Subsidiary, as determined in good faith by the Company. The good faith determination by the Company of whether a Participant’s Continuous Service was terminated for “Cause” shall be final and binding for all purposes hereunder.

h. “Change in Control” shall mean, unless otherwise specified in an Award Agreement, the occurrence of any of the following:

i. The acquisition by any Person of Beneficial Ownership of 50% or more of either (x) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”); or (y) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company); (B) any acquisition by the Company; (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; (D) any acquisition by Fundamental Global, LLC, Ballantyne Strong, Inc., Kingsway Financial Services Inc. or any of their affiliates (collectively, the “Excluded Holders”); or (E) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (ii) of this Section 2(h); provided further, that for purposes of clause (B), if any Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company, any corporation controlled by the Company, or any of the Excluded Holders) shall become the beneficial owner of a Controlling Interest by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, acquire Beneficial Ownership of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities and such Beneficial Ownership is publicly announced, such additional Beneficial Ownership shall constitute a Change in Control; or

ii. The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (A) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (other than (I) the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company, or any corporation controlled by the Company; (II) any Excluded Holder; (III) the corporation resulting from such Corporate Transaction; or (IV) any Person which beneficially owned (directly or indirectly) a Controlling Interest immediately prior to such Corporate Transaction) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

iii. The consummation of a plan of complete liquidation or dissolution of the Company.

i. “Code” means the Internal Revenue Code of 1986, as amended.

B-2

j. “Committee” means the Compensation and Management Resources Committee of the Board or such other committee or subcommittee of the Board as may be duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. To the extent required by Applicable Laws, the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed.

k. “Company” has the meaning given such term in Section 1(a) and any successor thereto.

l. “Consultant” means an independent contractor who (a) performs services for the Company or a Subsidiary in a capacity other than as an Employee or Director and (b) qualifies as a consultant under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.

m. “Continuous Service” means the uninterrupted provision of services to the Company or any Subsidiary in any capacity of Employee, Director, or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Subsidiaries, or any successor entities, in any capacity of Employee, Director, or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of Employee, Director, or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

n. “Controlling Interest” has the meaning given such term in Section 2(h).

o. “Corporate Transaction” has the meaning given such term in Section 2(h).

p. “Date of Grant” means the date specified by the Committee on which the grant of an Award is to be effective. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee. In no event shall the Date of Grant be earlier than the Effective Date.

q. “Director” means any individual who is a member of the Board and who is not an Employee.

r. “Effective Date” has the meaning given such term in Section 1(a).

s. “Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Laws.

t. “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

u. “Excluded Holders” has the meaning given such term in Section 2(h).

v. “Fair Market Value” means the value of one Share on any relevant date, determined under the following rules: (a) the closing sale price per Share on that date as reported on the principal exchange on which Shares are then trading, if any, or if applicable The Nasdaq Stock Market LLC or if there are no sales on that date, on the next preceding trading day during which a sale occurred; (b) if the Shares are not reported on a principal exchange or national market system, the average of the closing bid and asked prices last quoted on that date by an established quotation service for over-the-counter securities; or (c) if neither (a) nor (b) applies, (i) with respect to Stock Options, Stock Appreciation Rights and any Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

w. “Good Reason” shall, with respect to any Participant, have the meaning specified in the applicable Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Subsidiary or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Subsidiary, or any other action by the Company or a Subsidiary which results in a material diminution in such duties or responsibilities, excluding for this purpose any action which is remedied by the Company or a Subsidiary promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or a Subsidiary to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company or a Subsidiary promptly after receipt of notice thereof given by the Participant.

B-3

x. “Incentive Stock Option” or “ISO” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

y. “Incumbent Board” has the meaning given such term in Section 2(h).

z. “Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

aa. “Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 10.

bb. “Outstanding Company Common Stock” has the meaning given such term in Section 2(h).

cc. “Outstanding Company Voting Securities” has the meaning given such term in Section 2(h).

dd. “Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

ee. “Performance Award” has the meaning given such term in Section 12(a).

ff. “Performance Objectives” means the performance objective or objectives established by the Committee with respect to an Award granted pursuant to the Plan. Any Performance Objectives may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant, and may include, without limitation, the Performance Objectives listed in Section 12(a). The Performance Objectives may be made relative to the performance of a group of comparable companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of the listed factors. Any Performance Objectives that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), if applicable, or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

gg. “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

hh. “Plan” means this FG Financial Group, Inc. 2021 Equity Incentive Plan, as amended from time to time.

ii. “Prior Plan” has the meaning given such term in Section 1(d).

jj. “Qualified Termination” means any termination of a Participant’s Continuous Service during the two-year period commencing on a Change in Control (a) by the Company, any of its Subsidiaries or the entity resulting from a Change in Control other than for Cause, or (b) by the Participant for Good Reason.

kk. “Restricted Shares” means Shares granted or sold pursuant to Section 8 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 8 has expired.

ll. “Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restricted period made pursuant to Section 9.

mm. “SEC” means the United States Securities and Exchange Commission.

nn. “Share” means a share of common stock of the Company, par value $0.001 per share, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 14.

B-4

oo. “Stock Appreciation Right” means a right granted pursuant to Section 7.

pp. “Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

qq. “Subsidiary” means: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

rr. “Ten Percent Stockholder” shall mean any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

3. Shares Available Under the Plan.

a. Shares Available for Awards. The maximum number of Shares that may be granted pursuant to Awards under the Plan shall be 1,500,000 Shares. All of the Shares authorized for grant under the Plan may be issued pursuant to Incentive Stock Options. Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing. The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 14.

b. Share Counting. Except as provided in Section 3(c), the following Shares shall not count against the Share limit in Section 3(a): (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered, or otherwise terminated without the issuance of such Shares; (ii) Shares covered by an Award that is settled only in cash; and (iii) Shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become Employees, Directors or Consultants as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and the Company or any of its Affiliates (except as may be required by reason of the rules and regulations of any stock exchange or other trading market on which the Shares are listed). This Section 3(b) shall apply to the number of Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Treasury regulations relating to Incentive Stock Options under the Code.

c. Prohibition of Share Recycling. Notwithstanding the foregoing, the following Shares subject to an Award shall not again be available for grant as described above, regardless whether those Shares are actually issued or delivered to the Participant: (i) Shares tendered in payment of the exercise price of a Stock Option; (ii) Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation with respect to an Award; and (iii) Shares that are repurchased by the Company with Stock Option proceeds. Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.

d. Limits on Awards to Directors. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (determined as of the applicable Date(s) of Grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any single calendar year, taken together with any cash fees paid to such person during such calendar year, shall not exceed $200,000.

4. Administration of the Plan.

a. In General. The Plan shall be administered by the Committee. Except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: select Award recipients; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; grant waivers of terms, conditions, restrictions and limitations applicable to any Award, or accelerate the vesting or exercisability of any Award, in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate. To the extent permitted by Applicable Laws, the Committee may, in its discretion, delegate to one or more Directors or Employees any of the Committee’s authority under the Plan. The acts of any such delegates shall be treated hereunder as acts of the Committee with respect to any matters so delegated.

B-5

b. Determinations. The Committee shall have no obligation to treat Participants or eligible Employees, Directors and Consultants uniformly, and the Committee may make determinations under the Plan selectively among Participants who receive, or Employees, Directors or Consultants who are eligible to receive, Awards (whether or not such Participants or eligible Employees, Directors or Consultants are similarly situated). All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, stockholders, Directors, Consultants, Employees, Participants and their estates and beneficiaries.

c. Authority of the Board. The Board may reserve to itself any or all of the authority or responsibility of the Committee under the Plan or may act as the administrator of the Plan for any and all purposes. To the extent the Board has reserved any such authority or responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4(c)) shall include the Board. To the extent that any action of the Board under the Plan conflicts with any action taken by the Committee, the action of the Board shall control.

5. Eligibility and Participation. Each Employee, Director and Consultant is eligible to participate in the Plan. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Laws and the amount of each Award. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

6. Stock Options. Subject to the terms and conditions of the Plan, Stock Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Stock Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option, the number of Shares covered by the Stock Option, the conditions upon which the Stock Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. No dividend equivalents may be granted with respect to the Shares underlying a Stock Option.

b. Exercise Price. The exercise price per Share of a Stock Option shall be determined by the Committee at the time the Stock Option is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c. Term. The term of a Stock Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Option exceed ten (10) years from its Date of Grant.

d. Exercisability. Stock Options shall become vested and exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals based on one or more Performance Objectives, and (b) time-based vesting requirements.

e. Exercise of Stock Options. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of a Stock Option may be paid, in the discretion of the Committee and as set forth in the applicable Award Agreement: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by a cashless exercise (including by withholding Shares deliverable upon exercise or through a broker-assisted arrangement to the extent permitted by Applicable Laws); (iv) by a combination of the methods described in clauses (i), (ii) and/or (iii); or (v) through any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

B-6

f. Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:

(i) Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries. The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(ii) To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.

(iii) No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Stockholder, unless (x) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the Date of Grant, and (y) the term of such Incentive Stock Option shall not exceed five (5) years from the Date of Grant.

7. Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. No dividend equivalents may be granted with respect to the Shares underlying a Stock Appreciation Right.

b. Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c. Term. The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its Date of Grant.

d. Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements.

e. Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8. Restricted Shares. Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Restricted Share Award shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restricted period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

B-7

b. Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares. Unless otherwise provided in the related Award Agreement or required by applicable law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

c. Custody of Certificates. To the extent deemed appropriate by the Committee, the Company may retain any certificates representing Restricted Shares in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

d. Rights Associated with Restricted Shares during Restricted Period. During any restricted period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise full voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Restricted Shares during the restricted period; provided, however, that any dividends with respect to unvested Restricted Shares shall be accumulated or deemed reinvested in additional Restricted Shares, subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

9. Restricted Share Units. Subject to the terms and conditions of the Plan, Restricted Share Units may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the number of units, the restricted period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units, and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share Unit, restrictions based on the achievement of specific Performance Objectives or time-based restrictions or holding requirements.

c. Form of Settlement. Restricted Share Units may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

d. Dividend Equivalents. Restricted Share Units may provide the Participant with dividend equivalents, payable either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided, however, that any dividend equivalents with respect to unvested Restricted Share Units shall be accumulated or deemed reinvested in additional Restricted Share Units, subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

10. Other Share-Based Awards. Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Committee shall determine, including without limitation, unrestricted Shares or time-based or performance-based units that are settled in Shares and/or cash.

a. Award Agreement. Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

B-8

b. Form of Settlement. An Other Share-Based Award may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

c. Dividend Equivalents. Other Share-Based Awards may provide the Participant with dividend equivalents, on payable either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided, however, that any dividend equivalents with respect to unvested Other Share-Based Awards shall be accumulated or deemed reinvested, subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

11. Compliance with Section 409A. Awards granted under the Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Committee determines that any award granted under the Plan is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section 13): (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted, modified or adjusted under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (ii) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), then, to the extent required to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant, no distribution or payment of any amount shall be made before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

12. Performance Objectives.

a. In General. As provided in the Plan, the vesting, exercisability and/or payment of any Award may be conditioned upon the achievement of one or more Performance Objectives (any such Award, a “Performance Award”). Any Performance Objectives shall be based on the achievement of one or more criteria selected by the Committee, in its discretion, which may include, but shall not be limited to, the following: revenue; revenue growth; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating income; pre- or after-tax income; net operating profit after taxes; economic value added (or an equivalent metric); ratio of operating earnings to capital spending; cash flow (before or after dividends); cash-flow per share (before or after dividends); net earnings; net sales; sales growth; Share price performance; return on assets or net assets; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; total stockholder return; improvement in or attainment of expense levels; and improvement in or attainment of working capital levels.

b. Establishment of Performance Objectives. With respect to any Performance Award, the Committee shall establish in writing the Performance Objectives, the performance period, and any formula for computing the payout of the Performance Awards. Such terms and conditions shall be established in writing during the first ninety days of the applicable performance period (or by such other date as may be determined by the Committee, in its discretion).

c. Certification of Performance. Prior to payment, exercise or vesting of any Performance Award, the Committee will certify in writing whether the applicable Performance Objectives and other material terms imposed on such Performance Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Performance Award.

d. Adjustments. If the Committee determines that a change in the Company’s business, operations, corporate structure or capital structure, or in the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may in its discretion adjust such Performance Objectives or the related level of achievement, in whole or in part, as the Committee deems appropriate and equitable, including, without limitation, to exclude the effects of events that are unusual in nature or infrequent in occurrence (as determined in accordance with applicable financial accounting standards), cumulative effects of tax or accounting changes, discontinued operations, acquisitions, divestitures and material restructuring or asset impairment charges.

B-9

13. Transferability. Except as otherwise determined by the Committee, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued or delivered under such Award. Except as otherwise determined by the Committee, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

14. Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the number and kind of Shares specified in Section 3 of the Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards and the exercise price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, liquidation, or similar transaction, the Committee may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 14 that would (i) cause any Stock Option intended to qualify as an ISO to fail to so qualify, (ii) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or (iii) cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants and any other persons claiming under or through any Participant.

15. Fractional Shares. The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Committee, fractional shares shall be settled in cash.

16. Withholding Taxes. To the extent required by Applicable Laws, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of the exercise of a Stock Option or Stock Appreciation Right, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment, or recognize the transfer or disposition of any Shares, until such withholding tax obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a Fair Market Value equal to the amount required to be withheld. Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee. In no event will the Fair Market Value of the Shares to be withheld or tendered pursuant to this Section 16 to satisfy applicable withholding taxes exceed the amount of taxes required to be withheld based on the maximum statutory tax rates in the applicable taxing jurisdictions.

17. Foreign Participants. Without amending the Plan, the Committee may grant Awards to Participants who are foreign nationals, or who are subject to Applicable Laws of one or more non-United States jurisdictions, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may approve such sub-plans, supplements to or amendments, modifications, restatements or alternative versions of this Plan as may be necessary or advisable to comply with provisions of Applicable Laws of other countries in which the Company or its Subsidiaries operate or have Employees or Consultants.

18. Compensation Recovery Policy. Any Award granted to a Participant shall be subject to forfeiture or repayment pursuant to the terms of any applicable compensation recovery policy maintained by the Company from time to time, including any such policy that may be maintained to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the SEC or applicable securities exchange.

B-10

19. Change in Control.

a. Committee Discretion. The Committee may, in its sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, determine whether and to what extent outstanding Awards under the Plan shall be assumed, converted or replaced by the resulting entity in connection with a Change in Control (or, if the Company is the resulting entity, whether such Awards shall be continued by the Company), in each case subject to equitable adjustments in accordance with Section 14 of the Plan.

b. Awards that are Assumed. To the extent outstanding Awards granted under this Plan are assumed, converted or replaced by the resulting entity in the event of a Change in Control (or, if the Company is the resulting entity, to the extent such Awards are continued by the Company) as provided in Section 19(a) of the Plan, then, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant: (i) any outstanding Awards that are subject to Performance Objectives shall be converted to service-vesting awards by the resulting entity, as if “target” performance had been achieved as of the date of the Change in Control, and shall continue to vest based on the Participant’s Continuous Service during the remaining performance period or other period of required service, and (ii) all other Awards shall continue to vest during the applicable vesting period, if any. Notwithstanding the preceding sentence, if a Participant incurs a Qualified Termination, then upon such termination, all outstanding Awards shall become fully vested and any such Awards that are Stock Options or Stock Appreciation Rights shall become fully exercisable and shall remain exercisable for the full duration of their term.

c. Awards that are not Assumed. To the extent outstanding Awards granted under this Plan are not assumed, converted or replaced by the resulting entity in connection with a Change in Control (or, if the Company is the resulting entity, to the extent such Awards are not continued by the Company) in accordance with Section 19(a) of the Plan, then effective immediately prior to the Change in Control, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant: (i) all outstanding Awards held by the Participant that may be exercised shall become fully exercisable and shall remain exercisable for the full duration of their term, (ii) all restrictions with respect to outstanding Awards shall lapse, with any specified Performance Objectives with respect to outstanding Awards deemed to be satisfied at the “target” level, and (iii) all outstanding Awards shall become fully vested.

d. Cancellation Right. The Committee may, in its sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, provide that any outstanding Award (or a portion thereof) shall, upon the occurrence of such Change in Control, be cancelled in exchange for a payment in cash or other property (including shares of the resulting entity in connection with a Change in Control) in an amount equal to the excess, if any, of the Fair Market Value of the Shares subject to the Award, over any exercise price related to the Award, which amount may be zero if the Fair Market Value of a Share on the date of the Change in Control does not exceed the exercise price per Share of the applicable Awards.

20. Amendment, Modification and Termination.

a. In General. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment that requires stockholder approval in order for the Plan to comply with any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

b. Adjustments to Outstanding Awards. The Committee may in its sole discretion at any time (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare.

B-11

c. Prohibition on Repricing. Except for adjustments made pursuant to Sections 14 or 19, the Board or the Committee will not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price. No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash without further approval of the stockholders of the Company, except as provided in Sections 14 or 19. Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the stockholders of the Company. This Section 20(c) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without stockholder approval and will not be construed to prohibit the adjustments provided for in Sections 14 or 19.

d. Effect on Outstanding Awards. Notwithstanding any other provision of the Plan to the contrary (other than Sections 14, 19, 20(b) and 22(d)), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided that the Committee may modify an ISO held by a Participant to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.

21. Applicable Laws. The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

22. Miscellaneous.

a. Deferral of Awards. Except with respect to Stock Options, Stock Appreciation Rights and Restricted Shares, the Committee, in its discretion, may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts. Any elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

b. No Right of Continued Service. The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. Awards granted under the Plan shall not be considered a part of any Participant’s normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments, and in no event shall any Award be considered as compensation for, or relating in any way to, past services for the Company or any Subsidiary or affiliate.

c. Unfunded, Unsecured Plan. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

d. Severability. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

e. Acceptance of Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.

f. Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

B-12

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 14, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 14, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by 11:59 p.m. Eastern Time on December 14, 2021 to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D61352-P62339

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FG FINANCIAL GROUP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) D. Kyle Cerminara
02) Richard E. Govignon, Jr.
03) Rita Hayes
04) E. Gray Payne
05) Larry G. Swets, Jr.
06) Scott D. Wollney

The Board of Directors recommends you vote FOR proposals 2(A), 2(B), 3, 4 and 5.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Annual Report are available at www.proxyvote.com.

D61353-P62339

FG FINANCIAL GROUP, INC.
Annual Meeting of Stockholders
December 15, 2021 10:00 am CT
This proxy is solicited by the Board of Directors

The stockholder(s), revoking all prior proxies, hereby appoint(s) D. Kyle Cerminara as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FG FINANCIAL GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CT on December 15, 2021, at Itasca Country Club, Lyons Room, 400 E Orchard St., Itasca, IL 60143 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY IS EXECUTED AND NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO THE VOTE FOR OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 14, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 14, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by 11:59 p.m. Eastern Time on December 14, 2021 to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D61354-P62339 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FG FINANCIAL GROUP, INC.

The Board of Directors recommends you vote FOR proposal 2(B).

	For	Against	Abstain
2. To amend the Company's Certificate of Incorporation to:			
2B. increase the authorized preferred stock and decrease the par value of the preferred stock (Proposal 2(B)).	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Annual Report are available at www.proxyvote.com.

D61355-P62339

FG FINANCIAL GROUP, INC.
Annual Meeting of Stockholders
December 15, 2021 10:00 am CT
This proxy is solicited by the Board of Directors

The stockholder(s), revoking all prior proxies, hereby appoint(s) D. Kyle Cerminara as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Preferred Stock of FG FINANCIAL GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CT on December 15, 2021, at Itasca Country Club, Lyons Room, 400 E Orchard St., Itasca, IL 60143 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY IS EXECUTED AND NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO THE VOTE FOR OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side